SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           FORM 8-K/A

                         CURRENT REPORT


                         Amendment No. 1

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                          March 5, 1998
-----------------------------------------------------------------
        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                               86-0713506
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 (Commission File Number)                    (IRS Employer
                                           Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)         (Zip Code)


                         (606) 873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Purchase of Assets of TECO:
          ---------------------------

          On March 5, 1998, the Registrant, through its wholly owned subsidiary, American Resources Offshore, Inc. ("ARO") acquired offshore Gulf of Mexico developed and undeveloped oil and gas properties, equipment, pipelines, partnership and joint venture interest from TECO Oil & Gas, Inc. ("TECO"). The agreement to purchase the TECO assets was previously reported by the Registrant on Form 8-K which was filed on January 16, 1998. The purpose of this Form 8-K/A is to report the closing of the transaction which was effected pursuant to a Purchase and Sale Agreement (attached hereto as Exhibit 10.89 and incorporated herein by reference) entered into by and between the Registrant, ARO, TECO and TECO Energy, Inc. As consideration for the assets, the Registrant paid Fifty Seven Million Six Hundred Eighty Thousand Dollars ($57,680,000), of which One Million Three Hundred Thousand Dollars ($1,300,000) was paid in cash upon execution of the Purchase and Sale Agreement, and Thirty Seven Million Eight Hundred Eighty Dollars ($37,880,000) was paid from funds borrowed under the Registrant's existing credit facility and a new facility with DNB Energy Assets, Inc. (a company owned by Den norske Bank, AS), and the balance of Eighteen Million Five Hundred Thousand Dollars ($18,500,000) was in the form of a promissory note (the "Note") in favor of TECO. A copy of the
Note is attached hereto as Exhibit 10.90 and incorporated herein by reference. The Note bears interest at the initial rate of 10% per annum and increases Two Percent (2%) each quarter commencing July 1, 1998, with a maximum interest rate of Eighteen Percent (18%). The Note matures on October 1, 1998 and is secured by a lien on all properties of the Registrant and its subsidiaries.

     In addition to the Note, the parties entered into a warrant agreement (the "Warrant Agreement") granting TECO warrants to acquire Six Hundred Thousand (600,000) shares of common stock of the Registrant (the "First Warrants") at a price of $2.67 per share if the Note is not paid in full by October 1, 1998. Additionally, the Warrant Agreement grants TECO warrants to acquire common stock equal to Ten Percent (10%) of the outstanding common stock and options granted by the Registrant to acquire common stock if the Note is not paid in full by October 1, 1998, such percentage increasing by an additional Five Percent (5%) if the Note is not paid in full by January 1, 1999, and by an additional Five Percent (5%) if the Note is not paid in full by April 1, 1999 (collectively, the "Secondary Warrants"). The price per share of common stock evidenced by the Secondary Warrants is $.00001. The Warrant Agreement is attached hereto as
Exhibit 10.91 and incorporated herein by reference.

     As of the date of this Form 8-K/A, it is impracticable for Registrant to provide the financial information required by Item 7 of Form 8-K. The required financial statements will be filed as an amendment to this Form 8-K/A. Such filing will be made as soon as practicable but not later than 60 days after this Form 8-K/A is filed.


Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
            Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.


          Exhibit 10.89 Purchase and Sale Agreement between American Resources of Delaware, Inc., American Resources Offshore, Inc., TECO Oil & Gas, Inc. and TECO Energy, Inc.

          Exhibit 10.90  Promissory Note from American Resources
                         Offshore, Inc. in favor of TECO Oil &
                         Gas, Inc.

          Exhibit 10.91  Warrant Agreement between American
                         Resources of Delaware, Inc. and TECO Oil
                         & Gas, Inc.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OF DELAWARE, INC.



                             By:    /s/Ralph Currie
                                 --------------------------------
                             Its: Chief Financial Officer

Dated:   March 16, 1998
       -------------------

                          Exhibit 10.89







=================================================================




                   PURCHASE AND SALE AGREEMENT

                             between

                      TECO OIL & GAS, INC.

                               and

                AMERICAN RESOURCES OFFSHORE, INC.

    and, for the limited purposes of Sections 17.1 and 17.2,

                        TECO ENERGY, INC.

                               and

              AMERICAN RESOURCES OF DELAWARE, INC.


                        February 17, 1998




=================================================================

                   PURCHASE AND SALE AGREEMENT


                        TABLE OF CONTENTS


                            ARTICLE 1
                           DEFINITIONS

     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . .1

                            ARTICLE 2
                        PURCHASE AND SALE
     2.1  Purchase and Sale of Assets. . . . . . . . . . . . . .7
     2.2  Quitclaimed Assets . . . . . . . . . . . . . . . . . .8
     2.3  Excluded Assets. . . . . . . . . . . . . . . . . . . .9

                            ARTICLE 3
                         PURCHASE PRICE

     3.1  Purchase Price; Method of Payment; Deposit . . . . . .9
     3.2  Payment of Purchase Price. . . . . . . . . . . . . . 10
     3.3  Allocation of Purchase Price . . . . . . . . . . . . 11

                            ARTICLE 4
                          TITLE MATTERS

     4.1  Definition of Marketable Title . . . . . . . . . . . 11
     4.2  Definition of Permitted Encumbrances . . . . . . . . 12
     4.3  Notice of Title Defect . . . . . . . . . . . . . . . 13
     4.4  Remedies for Title Defects; Title Increases. . . . . 13
     4.5  Value of Property or Title Defect. . . . . . . . . . 14
     4.6  Consents . . . . . . . . . . . . . . . . . . . . . . 14
     4.7  Casualty Events. . . . . . . . . . . . . . . . . . . 15

                            ARTICLE 5
            REPRESENTATIONS AND WARRANTIES OF SELLER

     5.1  Existence. . . . . . . . . . . . . . . . . . . . . . 16
     5.2  Power. . . . . . . . . . . . . . . . . . . . . . . . 16
     5.3  Authorization. . . . . . . . . . . . . . . . . . . . 16
     5.4  Brokers. . . . . . . . . . . . . . . . . . . . . . . 16
     5.5  Foreign Person . . . . . . . . . . . . . . . . . . . 16
     5.6  Bankruptcy . . . . . . . . . . . . . . . . . . . . . 16

     5.7  Litigation . . . . . . . . . . . . . . . . . . . . . 17
     5.8  Governmental Qualification . . . . . . . . . . . . . 17
     5.9  Consents . . . . . . . . . . . . . . . . . . . . . . 17
     5.10 Leases . . . . . . . . . . . . . . . . . . . . . . . 17
     5.11 Contracts. . . . . . . . . . . . . . . . . . . . . . 17
     5.12 Proceeds of Production . . . . . . . . . . . . . . . 18
     5.13 Invoices . . . . . . . . . . . . . . . . . . . . . . 18
     5.14 Gas Imbalances . . . . . . . . . . . . . . . . . . . 18
     5.15 Gas Prepayments. . . . . . . . . . . . . . . . . . . 18
     5.16 Access . . . . . . . . . . . . . . . . . . . . . . . 18
     5.17 Wells. . . . . . . . . . . . . . . . . . . . . . . . 18
     5.18 Permits. . . . . . . . . . . . . . . . . . . . . . . 18
     5.19 Environmental Laws . . . . . . . . . . . . . . . . . 19
     5.20 Insurance. . . . . . . . . . . . . . . . . . . . . . 19
     5.21 AFEs . . . . . . . . . . . . . . . . . . . . . . . . 19
     5.22 Casualty . . . . . . . . . . . . . . . . . . . . . . 19
     5.23 Title. . . . . . . . . . . . . . . . . . . . . . . . 19

                            ARTICLE 6
           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     6.1  Existence. . . . . . . . . . . . . . . . . . . . . . 19
     6.2  Power. . . . . . . . . . . . . . . . . . . . . . . . 19
     6.3  Authorization. . . . . . . . . . . . . . . . . . . . 19
     6.4  Brokers. . . . . . . . . . . . . . . . . . . . . . . 20
     6.5  Securities Laws. . . . . . . . . . . . . . . . . . . 20
     6.6  Financial Statements . . . . . . . . . . . . . . . . 20
     6.7  Bankruptcy . . . . . . . . . . . . . . . . . . . . . 20
     6.8  Governmental Qualification . . . . . . . . . . . . . 20

                            ARTICLE 7
                 PRE-CLOSING COVENANTS OF SELLER

     7.1  Operations . . . . . . . . . . . . . . . . . . . . . 20
     7.2  Access . . . . . . . . . . . . . . . . . . . . . . . 21
     7.3  No Shop. . . . . . . . . . . . . . . . . . . . . . . 21
     7.4  Estimates of Closing Payments. . . . . . . . . . . . 21

                            ARTICLE 8
               PRE-CLOSING COVENANTS OF PURCHASER

     8.1  Confidentiality. . . . . . . . . . . . . . . . . . . 21
     8.2  Return of Data . . . . . . . . . . . . . . . . . . . 21
     8.3  Indemnity Regarding Access . . . . . . . . . . . . . 21

                            ARTICLE 9
                 SELLER'S CONDITIONS OF CLOSING

     9.1  Representations and Warranties . . . . . . . . . . . 22
     9.2  Performance. . . . . . . . . . . . . . . . . . . . . 22
     9.3  Proceedings. . . . . . . . . . . . . . . . . . . . . 22

                           ARTICLE 10
                PURCHASER'S CONDITIONS OF CLOSING

     10.1 Representations and Warranties . . . . . . . . . . . 22
     10.2 Performance. . . . . . . . . . . . . . . . . . . . . 22
     10.3 Proceedings. . . . . . . . . . . . . . . . . . . . . 22
     10.4 Casualty Event . . . . . . . . . . . . . . . . . . . 22


                           ARTICLE 11
                             CLOSING

     11.1 Time and Place of Closing. . . . . . . . . . . . . . 23
     11.2 Closing Obligations. . . . . . . . . . . . . . . . . 23


                           ARTICLE 12
                     POST-CLOSING COVENANTS

     12.1 Allocation of Revenues . . . . . . . . . . . . . . . 24
     12.2 Allocation of Expenses . . . . . . . . . . . . . . . 24
     12.3 Sales Taxes. . . . . . . . . . . . . . . . . . . . . 25
     12.4 Recordation of Assignment. . . . . . . . . . . . . . 25
     12.5 Access to Employees. . . . . . . . . . . . . . . . . 25
     12.6 Audit. . . . . . . . . . . . . . . . . . . . . . . . 25
     12.7 Further Assurances . . . . . . . . . . . . . . . . . 26
     12.8 Confidentiality. . . . . . . . . . . . . . . . . . . 26

                           ARTICLE 13
                         INDEMNIFICATION

     13.1 Assumed Obligations. . . . . . . . . . . . . . . . . 26
     13.2 Indemnification. . . . . . . . . . . . . . . . . . . 26
     13.3 Limitations on Indemnification . . . . . . . . . . . 28

                           ARTICLE 14
            INDEPENDENT INVESTIGATION AND DISCLAIMER

     14.1 Independent Investigation and Disclaimer . . . . . . 29

                           ARTICLE 15
                           TERMINATION

     15.1 Right of Termination . . . . . . . . . . . . . . . . 30
     15.2 Effect of Termination. . . . . . . . . . . . . . . . 31

                           ARTICLE 16
                           ARBITRATION

     16.1 Disputes . . . . . . . . . . . . . . . . . . . . . . 31
     16.2 Arbitration. . . . . . . . . . . . . . . . . . . . . 31

                           ARTICLE 17
                        PARENT GUARANTIES

     17.1 Guaranty by Seller's Parent. . . . . . . . . . . . . 32
     17.2 Guaranty by Purchaser's Parent . . . . . . . . . . . 32

                           ARTICLE 18
                       GENERAL PROVISIONS

     18.1 Governing Law. . . . . . . . . . . . . . . . . . . . 33
     18.2 Rules of Construction. . . . . . . . . . . . . . . . 33
     18.3 Entire Agreement; Amendments . . . . . . . . . . . . 33
     18.4 Waiver . . . . . . . . . . . . . . . . . . . . . . . 33
     18.5 Transfers. . . . . . . . . . . . . . . . . . . . . . 33
     18.6 Notices. . . . . . . . . . . . . . . . . . . . . . . 34
     18.7 Expenses . . . . . . . . . . . . . . . . . . . . . . 35
     18.8 Severability . . . . . . . . . . . . . . . . . . . . 35
     18.9 Publicity. . . . . . . . . . . . . . . . . . . . . . 35
    18.10 Specific Performance . . . . . . . . . . . . . . . . 35
    18.11 CONSEQUENTIAL AND PUNITIVE DAMAGES . . . . . . . . . 35
    18.12 No Third-Party Beneficiary . . . . . . . . . . . . . 35
    18.13 Counterparts . . . . . . . . . . . . . . . . . . . . 36

EXHIBITS

2.1(a)         Properties
2.1(e)(iv)     Seismic Licenses
2.1(e)(v)      Contracts
2.1(l)         Quitclaimed Assets
3.2(b)         Terms of Loan
5.21           Outstanding AFEs

                   PURCHASE AND SALE AGREEMENT

     This PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is entered into on February 17, 1998 (the "EXECUTION DATE") by and between TECO OIL & GAS, INC., a Florida corporation formerly known as "TECO Gas & Oil, Inc." ("SELLER"), and AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation ("PURCHASER") (collectively, the "PARTIES"). In addition, this Agreement is also entered into by TECO ENERGY, INC., a Florida corporation ("SELLER'S PARENT"), Seller's parent company, and by AMERICAN RESOURCES OF DELAWARE, INC., a Delaware corporation ("PURCHASER'S PARENT"), Purchaser's parent company, for the limited purposes of Sections 17.1 and 17.2, respectively.

                            RECITALS

     Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain Hydrocarbon properties and related assets on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

                            ARTICLE 1
                           DEFINITIONS

     1.1 DEFINITIONS. As used herein, the following terms have the following respective meanings set forth below or in the provision referenced below (and grammatical variants of such terms have correlative meanings):

          AAA - Section 16.2(a).

          AGREEMENT - introductory paragraph.

          ALLOCATED VALUE - Section 4.5.

          ARBITRATOR - Section 16.2(a).

          ASSETS - Section 2.1.

          ASSIGNMENT - Section 11.2(a).

          ASSUMED OBLIGATIONS - Section 13.1.

          ATTRIBUTABLE - reasonably and properly allocable or attributable, using applicable rules of allocability, attribution or causation.

          BUSINESS DAY - any day other than Saturday or Sunday on which national banking associations in Tampa, Florida and Houston, Texas are open for business.

          CASUALTY EVENT - with respect to any Asset, (a) a fire or other catastrophic casualty event affecting such Asset, or (b) the taking of such Asset by a Governmental Authority through condemnation or eminent domain.

          CLAIM NOTICE - Section 13.2(c)(ii).

          CLOSING - Section 11.1.

          CLOSING DATE - Section 11.1.

          CODE - Internal Revenue Code of 1986.

          COMMERCIALLY REASONABLE EFFORTS - efforts that would be undertaken by a reasonable, similarly-situated participant in the oil and gas industry, taking into account all relevant commercial, legal and other considerations; provided, however, that ACommercially Reasonable Efforts@ shall not require a Party to incur any out-of-pocket cost or expense in connection therewith.

          CONFIDENTIALITY AGREEMENT - Confidentiality Agreement, dated December 19, 1997, between Seller and Purchaser.

          CONTRACTS - Section 2.1(e).

          CONTROL - the possession, directly or indirectly, through one or more intermediaries, of (a) 50% or more of the equity interests in an Entity, or (b) the power or authority, through ownership of voting securities, by contract or otherwise, to exercise a controlling influence over the management of the Entity.

          DEPOSIT - Section 3.1(c).

          DISPUTE - Section 16.1.

          EASEMENT - easement, right-of-way or servitude.

          EFFECTIVE DATE - 12:01 a.m. Central Standard Time on
     December 1, 1997.

          ENCUMBRANCE - mortgage, deed of trust, lien, privilege, security interest, pledge, collateral assignment, conditional sales arrangement or other encumbrance.

          ENTITY - a corporation, general partnership (including a limited liability partnership), limited partnership, joint venture, limited liability company, trust, estate, Governmental Authority or other entity.

          ENVIRONMENTAL LAWS - all Laws or Orders of any
     Governmental Authority pertaining to health, the environment, wildlife or natural resources, including the

      Clean Air Act; the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980; the Federal Water Pollution Control Act or Clean Water Act; the Rivers and Harbors Act of 1899; the Occupational Safety and Health Act of 1970; the Resource Conservation and Recovery Act of 1976; the Safe Drinking Water Act; the Toxic Substances Control Act; the Hazardous & Solid Waste Amendments Act of 1984; the Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act; and state and local Laws, including common law, pertaining to health, the environment, wildlife or natural resources.

          EXCLUDED ASSETS - Section 2.3.

          EXECUTION DATE - introductory paragraph.

          GAAP - generally accepted accounting principles consistently applied.

          GOVERNMENTAL AUTHORITY (or GOVERNMENTAL) - a federal, state, tribal or local governmental body, agency, division, board, department, commission, court or other authority, including the MMS.

          HED - Houston Energy & Development, Inc., a Texas corporation.

          HELIS - The William G. Helis Company, L.L.C., a
     Louisiana limited liability company.

          HOUSTON OFFICE - Seller's office at 1001 Fannin, Suite
     220, Houston, Texas.

          HYDROCARBON - gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons.

          INDEMNIFIED PERSON - Section 13.2(c)(i).

          INDEMNIFY - indemnify, protect, defend, release and hold harmless.

          INDEMNIFYING PARTY - Section 13.2(c)(i).

          INTERIM PERIOD - the period from the Execution Date through the Closing Date.

          IP PETROLEUM - IP Petroleum Company, Inc., a Delaware corporation.

          KNOWLEDGE - with respect to a Party, the current actual knowledge of the directors, officers and employees of such Party, with no obligation to conduct any investigation to confirm the accuracy of such knowledge; provided, however, that a Party's Knowledge shall also be deemed to include the following types of knowledge: (a) knowledge as to the contents of any notice or other written communication actually received by such Party, even if such communication was never opened or read by a director, officer or employee of such Party; and
     (b) knowledge that a Party would have acquired if, after having actually received a notice or other written communication, such Party had sought additional information regarding the subject matter thereof from the Person who sent the communication (but only to the extent that a reasonable, similarly-situated Person receiving such a communication would have sought such additional information).

          LAW - a constitutional provision, statute, act, code, regulation, rule, ordinance, court decision, common law, or other law of a Governmental Authority.

          LEASES - Section 2.1(a).

          LOAN DOCUMENTS - Section 3.2(b).

          LOSSES - losses; liabilities; demands; claims; causes of action; Proceedings; assessments; cleanup, remediation and restoration obligations; judgments; awards; damages; natural resource damages; fines; fees; penalties; and costs and expenses (including litigation costs and attorneys= and experts= fees and expenses).

          LOV PROGRAM - the program established pursuant to the LOV Program Agreement.

          LOV PROGRAM AGREEMENT - Program Agreement, dated as of
     January 1, 1994, among Louisiana Offshore Ventures, Seller,
     Helis, Browning Offshore, Inc. and IP Petroleum.

          MARKETABLE TITLE - Section 4.1.

          MMS - United States Minerals Management Service.

          NOTICE PERIOD - Section 13.2(c)(ii).

          ORDER - a Governmental or arbitral order, judgment, ruling, decree, decision, notice, writ, injunction or award.

          PARTY - introductory paragraph.

          PENDING MMS CONSENTS - Section 4.6(c).

          PERMIT - a Governmental permit, certificate, license, franchise or authorization.

          PERMITTED ENCUMBRANCES - Section 4.2.

          PERSON - a natural person or an Entity

          PLATFORMS - Section 2.1(b).

          POST-CLOSING MMS CONSENTS - Section 4.6(d).

          PROCEEDING - a judicial, administrative or arbitral proceeding, including a lawsuit or Governmental investigation.

          PROGRAM INTEREST CONSENTS - Section 4.6(a).

          PROPERTIES - Section 2.1(a).

          PURCHASE PRICE - Section 3.1(a).

          PURCHASER - introductory paragraph.

          PURCHASER'S AFFILIATES - (a) Purchaser's Parent; (b) any other Entity that Controls, is Controlled by, or is under common Control with, Purchaser; (c) any director, officer or employee of Purchaser or of an Entity described in clause (a) or (b) of this definition; and (d) any agent, consultant or representative that Purchaser has engaged in connection with the ownership or operation of the Assets or the transactions contemplated hereby.

          PURCHASER'S PARENT - introductory paragraph.

          QUITCLAIMED ASSETS - Section 2.1(l).

          RECORDS - Section 2.1(k).

          RESERVE MATTERS - the existence or extent of Hydrocarbon reserves; the recoverability of (or the cost of recovering) any such reserves; the value of such reserves;
     any product pricing assumptions; the ability to sell
     Hydrocarbon production after the Closing; and geological, geophysical and seismic matters.

          SECURITIES LAWS - the Securities Act of 1933, the
     Securities Exchange Act of 1934, and all other Laws concerning or regulating the sale or registration of securities.

          SEISMIC LICENSES - Section 2.1(e)(iv).

          SEISMIC LICENSE CONSENTS - Section 4.6(b).

          SELLER - introductory paragraph.

          SELLER'S AFFILIATES - (a) Seller's Parent; (b) any other Entity that Controls, is Controlled by, or is under common Control with, Seller; (c) any director, officer or employee of Seller or of an Entity described in clause (a) or (b) of this definition; and (d) any agent, consultant or representative that Seller has engaged in connection with the ownership or operation of the Assets or the transactions contemplated hereby.

          SELLER'S PARENT - introductory paragraph.

          T3D PARTNERSHIP - Texas 3D Ventures, L.P., a Texas limited partnership.

          T3D PARTNERSHIP AGREEMENT - Agreement of Limited
     Partnership of the T3D Partnership, dated as of April 1, 1995, among HED, as general partner, and Seller, Helis and IP Petroleum, as limited partners.

          T3D PROGRAM - the program established pursuant to the T3D Program Agreement.

          T3D PROGRAM AGREEMENT - Program Agreement, dated as of
     April 1, 1995, among Seller, Helis, HED, IP Petroleum, MG
     Oil & Gas Corp. and T3D.

          TAMPA OFFICE - Seller's office at 702 North Franklin
     Street, Tampa, Florida.

          THIRD PARTY - a Person other than Seller, Seller's
     Affiliates, Purchaser, Purchaser's Affiliates or a
     Governmental Authority.

          THIRD PARTY LOSS - a Loss that is asserted by a Third
     Party or a Governmental Authority.

          TITLE DEADLINE - Section 4.3.

          TITLE DEFECT - Section 4.3.

          TITLE DEFECT ADJUSTMENT AMOUNT - Section 4.4(b)(ii).

          TITLE DEFECT VALUE - Section 4.3.

          TITLE INCREASE - Section 4.4(c).

          TITLE INCREASE ADJUSTMENT AMOUNT - Section 4.4(c).

          TRANSFER - a sale, assignment, transfer, conveyance, gift, exchange or other disposition (including an assignment of contractual rights or a delegation of contractual obligations), whether voluntary, involuntary or by operation of Law.

                            ARTICLE 2
                        PURCHASE AND SALE

     2.1 PURCHASE AND SALE OF ASSETS. On the Closing Date, but effective as of the Effective Date, subject to Sections 2.2 and
2.3 and the other provisions of this Agreement, Seller agrees to sell, Transfer and deliver to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title and interest in and to the following assets (the "ASSETS"):

          (a)  the Hydrocarbon properties described on
     Exhibit 2.1(a), together with (i) all of Seller's right, title and interest (including record title, operating rights, overriding royalties, net profits interests and all other types of interests) in the leases creating such Hydrocarbon properties (the "LEASES"), and (ii) all of Seller's right, title and interest in respect of any pooled, communitized or unitized acreage of which any of such Hydrocarbon properties is a part (the assets described in this Section 2.1(a) are referred to collectively herein as the "PROPERTIES");

          (b) all platforms that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties (the "PLATFORMS");

          (c) all wells, wellbores, pipe, pipelines, gathering lines, compressors, materials, inventory, facilities (other than Platforms), supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties, and any replacements, attachments or accessories now or hereafter attached, added or affixed;

          (d) all Hydrocarbons produced on and after the Effective Date from the Properties;

          (e) all contracts and agreements (other than Leases) that are Attributable to the ownership or operation of the Assets, including the following:

               (i)  the LOV Program Agreement;

               (ii) the T3D Program Agreement;

             (iii)  the T3D Partnership Agreement;

               (iv) Seller's direct or indirect interest (through the LOV Program Agreement, the T3D Program Agreement and the T3D Partnership) in the seismic data licenses described on Exhibit 2.1(e)(iv) (the "SEISMIC
          LICENSES");

               (v) the contracts and agreements that are listed on Exhibit 2.1(e)(v); and

               (vi) any other operating agreements, participation agreements, unit, pooling and communitization agreements and declarations, Hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are Attributable to the ownership or operation of the Assets;

     (collectively, the "CONTRACTS");

          (f)  Seller's 27% program interest in the LOV Program;

          (g)  Seller's 37% program interest in the T3D Program;

          (h)  Seller's 37% limited partner interest in the T3D
     Partnership;

          (i) all Orders, Permits and Easements that are Attributable to the Assets;

          (j) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Seller as the owner of the Assets;

          (k) to the extent Attributable to the Assets, the following records (including software) located in the Houston Office: (i) lease and land records, (ii) geological and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and
     (v) facility and well records (collectively, the "RECORDS");
     and

          (l) the Hydrocarbon properties, pending proposals, and other assets described on Exhibit 2.1(l) (the "QUITCLAIMED
     ASSETS").

     2.2 QUITCLAIMED ASSETS. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT, THE ASSIGNMENT OR THE OTHER CLOSING DOCUMENTS TO THE CONTRARY, SELLER MAKES NO REPRESENTATIONS, WARRANTIES, COVENANTS OR INDEMNITIES OF ANY TYPE WHATSOEVER WITH RESPECT TO THE QUITCLAIMED ASSETS (OR ANY OTHER ASSETS THAT ARE INCLUDED IN THE DEFINITION OF AASSETS" SOLELY BECAUSE THEY ARE ATTRIBUTABLE TO THE QUITCLAIMED ASSETS), AND PURCHASER MAY NOT ASSERT ANY TITLE DEFECT OR OTHER CLAIM WITH RESPECT TO ANY QUITCLAIMED ASSET; IT BEING AGREED BY PURCHASER THAT IT IS ACQUIRING THE QUITCLAIMED ASSETS "AS-IS," "WHERE-IS," WITH ALL FAULTS.

     2.3 EXCLUDED ASSETS. Notwithstanding Section 2.1, the following assets and properties (the "EXCLUDED ASSETS") shall be excluded from the sale hereunder and shall not be regarded as "Assets":

          (a) all assets (other than Records and Contracts) located in the Houston Office;

          (b)  all assets located in the Tampa Office;

          (c)  office leases and employment contracts; and

          (d) any other assets and properties that are excluded from the transactions contemplated hereby pursuant to another provision of this Agreement.


                            ARTICLE 3
                         PURCHASE PRICE

     3.1 PURCHASE PRICE; METHOD OF PAYMENT; DEPOSIT. (a) The purchase price for the Assets shall be $57,500,000, which amount shall be (i) increased by the Title Increase Adjustment Amount, and (ii) decreased by an amount equal to the sum of (A) the Title Defect Adjustment Amount, PLUS (B) an amount equal to the Allocated Value of all Assets that have been excluded from the sale hereunder pursuant to Section 4.4(b)(i) (the purchase price, as so adjusted, is referred to herein as the "PURCHASE PRICE").

     (b) All amounts required under this Agreement to be paid by either Party to the other Party shall be made by wire transfer of immediately-available funds to the following accounts: (i) in the case of Seller, Account Number 375 056 160 5 at NationsBank of Texas, N.A., in Dallas, Texas, ABA Routing Number 111000012; and (ii) in the case of Purchaser, such bank account in the United States as Purchaser may designate in writing to Seller at least five Business Days prior to the date on which such payment is to be made. To avoid unnecessary wire transfers, the payments to be made between the Parties at the Closing may be netted against one another to yield a single net amount that Purchaser shall pay by wire transfer to Seller, without altering the characterization or effect of each such payment for tax, accounting, legal or other purposes. The same process may be undertaken with respect to any other simultaneous payments that Seller and Purchaser are to make to one another under this Agreement.

     (c) Purchaser has paid to Seller, and Seller acknowledges receipt of, a performance deposit in the aggregate amount of $1,300,000 (the "DEPOSIT"), of which $300,000 was paid on January 14, 1998 and $1,000,000 was paid on the Execution Date. The Deposit shall be held by Seller and distributed as follows:

          (i) if this Agreement is terminated by mutual consent of the Parties in accordance with Section 15.1(a), the Deposit shall be returned by Seller to Purchaser within five
     Business Days of such termination;

          (ii) if this Agreement is terminated by Seller in accordance with Section 15.1(b) or 15.1(d) and at such time Purchaser is not in breach of any its representations, warranties, covenants, Indemnities or other obligations hereunder, the Deposit shall be returned by Seller to Purchaser within five Business Days of such termination;

          (iii) if this Agreement is terminated by Seller in accordance with Section 15.1(b) or 15.1(d) and at such time
     Purchaser is in breach of any its representations, warranties, covenants, Indemnities or other obligations hereunder, the Deposit shall be retained by Seller;

          (iv) if this Agreement is terminated by Purchaser in accordance with Section 15.1(c) or 15.1(d) and at such time Purchaser is not in breach of any its representations, warranties, covenants, Indemnities or other obligations hereunder, the Deposit shall be returned by Seller to Purchaser within five Business Days of such termination;

          (v) if this Agreement is terminated by Purchaser in accordance with Section 15.1(c) or 15.1(d) and at such time Purchaser is in breach of any its representations, warranties, covenants, Indemnities or other obligations hereunder, the Deposit shall be retained by Seller; and

          (vi) if the Closing occurs, Seller shall apply the Deposit towards the Purchase Price.

Until Seller is obligated to distribute the Deposit as provided above, Seller may invest the Deposit in such investments as it deems appropriate, and any income resulting therefrom shall be the property of Seller and not of Purchaser.

     (d) Purchaser agrees that if Seller becomes entitled to the Deposit pursuant to the provisions of Section 3.1(c)(iii) or (v), Seller shall also be entitled to pursue any other rights or remedies it may have under this Agreement or under applicable Law with respect to any breach of this Agreement by Purchaser, it being understood that retention of the Deposit shall not constitute Seller's sole remedy for any such breach.

     3.2 PAYMENT OF PURCHASE PRICE. At the Closing, the Parties shall take the following actions to provide for the payment of the Purchase Price:

          (a) Purchaser shall pay to Seller cash in the amount of $43,700,000 (representing $45,000,000 LESS the amount of the Deposit); and

          (b) Seller shall loan Purchaser and Purchaser's Parent (jointly and severally) the remaining portion of the Purchase Price on the terms set forth on Exhibit 3.2(b), pursuant to loan documents that (i) reflect such terms and
     (ii) are otherwise in form and substance acceptable to the Parties (the "LOAN DOCUMENTS").

     3.3 ALLOCATION OF PURCHASE PRICE. Prior to the Closing, the Parties shall use Commercially Reasonable Efforts to agree upon an allocation of the Purchase Price among the Assets. Seller and Purchaser agree not to assert, in connection with any tax return, tax audit or similar proceedings, any allocation of the consideration that differs from any such agreed-upon allocation. Seller and Purchaser shall each prepare an IRS Form 8594 in accordance with such agreed-upon allocation.


                            ARTICLE 4
                          TITLE MATTERS

     4.1 DEFINITION OF MARKETABLE TITLE. (a) As used herein, the term "MARKETABLE TITLE" shall mean, in the case of each Property, such right, title and interest (owned beneficially or of record) that, except for Permitted Encumbrances:

          (i) entitles Seller to receive not less than the percentage set forth on Exhibit 2.1(a) as the "Net Revenue Interest" or "NRI" of such Property of all Hydrocarbons produced from, or otherwise Attributable to, such Property, without reduction, suspension or termination throughout the productive life of such Property;

          (ii) obligates Seller to bear not more than the percentage set forth on Exhibit 2.1(a) as the "Working Interest" or "WI" of such Property of all costs and expenses Attributable to the ownership or operation of such Property, without increase throughout the productive life of such Property (unless Seller's Net Revenue Interest in such Property is proportionately increased); and

        (iii)  is free and clear of any Encumbrances.

     (b) In the case of a Property on which there is currently located a Platform (other than the Platform on South Timbalier Block 211, which Platform is not owned by Seller), the term "MARKETABLE TITLE" shall also mean such right, title and interest (owned beneficially or of record) that, except for Permitted
Encumbrances:

          (i) entitles Seller to an ownership interest in such Platform of not less than the percentage set forth on
     Exhibit 2.1(a) as the "Net Revenue Interest" or "NRI" of the
     Property on which the Platform is located, without reduction, suspension or termination throughout the productive life of such Property;

          (ii) obligates Seller to bear not more than the percentage set forth on Exhibit 2.1(a) as the "Working
     Interest" or "WI" of the Property on which the

     Platform is located of all costs and expenses Attributable to the ownership or operation of such Platform, without increase throughout the productive life of such Property;
     and

        (iii)  is free and clear of any Encumbrances.

In the case of a Property on which there is currently located a Platform, all references in this Article 4 to "Property" shall, MUTATIS MUTANDIS, also be deemed to be references to "Platform."

     4.2 DEFINITION OF PERMITTED ENCUMBRANCES. As used herein, the term "PERMITTED ENCUMBRANCES" shall mean, with respect to a particular Property:

          (a) lessors' royalties, overriding royalties, reversionary interests and similar burdens affecting such Property if the net cumulative effect of such burdens does not reduce Seller's interest in all Hydrocarbons produced from the Property below the "Net Revenue Interest" or "NRI" set forth on Exhibit 2.1(a) for such Property;

          (b) division orders and sales contracts terminable without penalty upon no more than 90 days' notice to the purchaser;

          (c) operator's, tax and similar liens or Encumbrances securing obligations that were not due and payable prior to the Effective Date;

          (d) any Encumbrances created by Law for royalty, bonus, deferred bonus payments or rental or for compliance with the terms of the Leases;

          (e) the terms and provisions of (i) the Leases and Contracts, and (ii) all Easements, Permits and Orders that are included within the Assets;

          (f)  all rights reserved to or vested in any
     Governmental Authority to control or regulate any of the Properties in any manner, and all applicable Laws;

          (g) the Pending MMS Consents, the Post-Closing MMS Consents, the Program Interest Consents and the Seismic License Consents; provided, however, that this Section 4.2(g) does not affect Purchaser's rights under Section 4.6;

          (h) any Title Defects Purchaser may have expressly waived in writing or that are deemed to have been waived under Section 4.3, and any other matters that are included in the adjustments described in Section 3.1(a); and

          (i) all other matters expressly disclosed in this Agreement or on any Exhibit, including Exhibit 2.1(a).

     4.3 NOTICE OF TITLE DEFECT. Purchaser shall notify Seller in writing, by 5:00 p.m. Central Standard Time on February 19, 1998 (the "TITLE DEADLINE"), of any matter ("TITLE DEFECT") that would cause Seller's title to any of the Properties not to be Marketable Title, in each case together with a reasonably detailed explanation of (a) the nature of such Title Defect,
(b) the Property affected thereby, (c) Purchaser's proposed Allocated Value (as hereinafter defined) for such Property, and
(d) Purchaser's proposed Title Defect Value (as hereinafter defined) for such Title Defect. Any matters that would otherwise constitute Title Defects but that are not specifically raised in writing (with the explanation as contemplated in the immediately-preceding sentence) by Purchaser on or before the Title Deadline shall conclusively be deemed waived by Purchaser, unless such matters would also constitute a breach of a representation or warranty of Seller in this Agreement or the Assignment. As used herein, the term "TITLE DEFECT VALUE" shall mean with respect to each Title Defect, the reduction in the "Allocated Value" of the affected Property that results from the existence of such Title Defect, as determined pursuant to Section 4.5, taking into account all relevant considerations (including the nature of the Title Defect; the probability that the Title Defect will ever be successfully asserted against Purchaser; and the consequences of any such successful assertion).

     4.4  REMEDIES FOR TITLE DEFECTS; TITLE INCREASES.  (a)
Seller shall have the right, but not the obligation, to attempt to cure any Title Defect for which it receives notice from Purchaser on or before the Title Deadline.

     (b) With respect to any Title Defect for which Seller receives notice from Purchaser on or before the Title Deadline, Purchaser, at its option, may elect any of the following options:

          (i)  to exclude the Property subject to the Title
     Defect from the sale hereunder, in which event the Purchase
     Price shall be reduced by the Allocated Value of such Property; or

          (ii) to purchase the Property subject to such Title Defect at the Closing, in which event the Purchase Price shall be reduced by the Title Defect Value for such Title Defect. The aggregate amount of all reductions to the Purchase Price under this Section 4.4(b)(ii) is referred to as the "TITLE DEFECT ADJUSTMENT AMOUNT."

Such remedies shall constitute Purchaser's sole remedies for Title Defects, unless such matters would also constitute a breach of a representation or warranty of Seller in this Agreement or the Assignment. Notwithstanding the other provisions of this
Section 4.4(b), (I) there shall be no reductions to the Purchase Price under this Section 4.4(b) unless and until the aggregate amount of all Title Defect Values shall exceed a threshold of $500,000; and (II) the Title Defect Adjustment Amount shall not exceed $25,000,000.

     (c) To the extent that same are discovered by either Party prior to the Title Deadline, the Purchase Price shall be increased (a "TITLE INCREASE") by an amount equal to the value allocated to the following:

          (i) any increase in Seller's interest in all Hydrocarbons produced from, or otherwise Attributable to, a Property above the "Net Revenue Interest" or "NRI" set forth on Exhibit 2.1(a) for such Property; and

          (ii) any reduction in Seller's obligation to bear costs and expenses Attributable to the ownership or operation of a Property below the "Working Interest" or "WI" set forth on
     Exhibit 2.1(a) for such Property (unless Seller's Net
     Revenue Interest in such Property is proportionately reduced);

in each case with such values to be agreed upon by Seller and Purchaser (taking into account the Allocated Value for such Property) or otherwise determined pursuant to the procedures set forth in Section 4.5. The aggregate amount of all increases to the Purchase Price under this Section 4.4(c) is referred to as the "TITLE INCREASE ADJUSTMENT AMOUNT." Notwithstanding the other provisions of this Section 4.4(c), (A) there shall be no increases to the Purchase Price under this Section 4.4(c) unless and until the aggregate amount of all Title Increases shall exceed a threshold of $500,000; and (B) the Title Increase Adjustment Amount shall not exceed $25,000,000.

     4.5 VALUE OF PROPERTY OR TITLE DEFECT. As used herein, the term "ALLOCATED VALUE" shall mean, with respect to any Asset, the amount agreed upon by Seller and Purchaser as the value of such Asset (including pursuant to Section 3.3, if applicable). If the Parties are unable to agree upon (a) the Allocated Value of a Asset, (b) whether a Title Defect exists, (c) a Title Defect Value, or (d) the value allocated to a Title Increase, then such Dispute shall be resolved pursuant to Article 16, and the Closing shall be postponed until the fifth Business Day following the resolution of such Dispute.

     4.6 CONSENTS. The Parties acknowledge that the Transfer of certain Assets to Purchaser requires the consent of Third Parties and Governmental Authorities, and that the following provisions shall govern the Parties' efforts to obtain such consents:

          (a)  PROGRAM INTEREST CONSENTS.  The Parties
     acknowledge that (i) the Transfer of Seller's program interest in the LOV Program requires the consent, and waiver of preferential purchase rights, of each participant under the LOV Program Agreement; (ii) the Transfer of Seller's program interest in the T3D Program requires the consent of each participant under the T3D Program Agreement; and (iii) the Transfer of Seller's interest in the T3D Partnership requires the consent of each partner in the T3D Partnership (collectively, "PROGRAM INTEREST CONSENTS"). The Parties also acknowledge that all of the Program Interest Consents have been obtained prior to the Execution Date.

          (b) SEISMIC LICENSE CONSENTS. The Parties acknowledge that the Transfer of certain Seismic Licenses requires the consent of the applicable licensor (collectively, the "SEISMIC LICENSE CONSENTS"). The Parties also acknowledge that all of the Seismic License Consents have been obtained prior to the Execution Date.

          (c) PENDING MMS CONSENTS. The Parties acknowledge that the MMS has not yet approved Transfers to Seller for Ship Shoal Block 97, West Cameron Blocks 94 and 311, and Galveston Block 297 (collectively, the "PENDING MMS CONSENTS"). The Parties shall use Commercially Reasonable Efforts before and after the Closing to obtain all of the Pending MMS Consents; but the failure to obtain a Pending MMS Consent prior to the Closing shall not cause the Property affected thereby to be excluded from the sale hereunder or the Purchase Price to be reduced. If any Pending MMS Consent is not obtained on or before the 180th day following the Closing, however, the Property for which such Pending MMS Consent has not been obtained shall be Transferred by Purchaser to Seller (with a special warranty of title as to matters arising by, through and under Purchaser); and Seller shall refund to Purchaser a portion of the Purchase Price equal to the Allocated Value of such Property.

          (d) POST-CLOSING MMS CONSENTS. The Parties acknowledge that the Transfer of the Properties that are located in federal offshore waters requires the approval, after the Closing, of the MMS (the "POST-CLOSING MMS CONSENTS"). The Parties shall use Commercially Reasonable Efforts to obtain all of the Post-Closing MMS Consents after the Closing. Purchaser hereby assumes the risk, however, that any such Post-Closing MMS Consents will not be obtained; and Purchaser shall have no recourse against Seller with respect thereto, except for damages caused by Seller's breach of (i) its obligations under the immediately-preceding sentence or
     (ii) its representation in the last sentence of Section 5.9.

     4.7  CASUALTY EVENTS.  If a Casualty Event occurs during the
Interim Period, or it is determined that a Casualty Event had occurred since the Effective Date, Purchaser, at its option, may elect any of the following options:

          (a)  to exclude the Asset affected by such Casualty
     Event from the sale hereunder, in which event the Purchase
     Price shall be reduced by the Allocated Value of such Asset;

          (b) to purchase the Asset at the Closing, in which event (i) the Purchase Price shall not be reduced but (ii) Purchaser shall be entitled to receive all insurance proceeds or condemnation awards Attributable to such Casualty Event; or

          (c)  not to close this transaction pursuant to Section
     10.4, but only in the circumstances described in such
     Section 10.4.

                            ARTICLE 5
            REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser that:

     5.1 EXISTENCE. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Florida, and it is duly qualified to carry on its business in the State of Texas.

     5.2 POWER. Seller has the corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby. Subject to the Program Interest Consents, the Seismic License Consents, the Pending MMS Consents and the Post-Closing MMS Consents, the execution, delivery and performance of this Agreement by Seller, and the transactions contemplated hereby, will not violate (a) any provision of the certificate of incorporation or bylaws of Seller, (b) any material agreement or instrument to which Seller is a party or by which Seller or any of the Assets are bound (including any Lease), or (c) any Permit, Order or Law applicable to Seller.

     5.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller will have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

     5.4 BROKERS. Seller has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters provided for in this Agreement that will be the responsibility of Purchaser; and any such obligation or liability that might exist shall be the sole obligation of Seller.

     5.5 FOREIGN PERSON. Seller is not a "foreign person" within the meaning of Section 1445 and 7701 of the Code, because Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and any regulations promulgated thereunder.

     5.6 BANKRUPTCY. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Seller's Knowledge, threatened against Seller.

     5.7  LITIGATION.  To Seller's Knowledge, there is no
Proceeding pending or threatened against Seller or directly involving the Assets, in either case with respect to which Seller has received service of process or other written notice.

     5.8 GOVERNMENTAL QUALIFICATION. Seller is qualified with the MMS to own interests in federal Hydrocarbon leases on the Outer Continental Shelf, including the Properties.

     5.9 CONSENTS. Except for the Program Interest Consents, the Seismic License Consents, the Pending MMS Consents and the Post-Closing MMS Consents, the Transfer of the Assets to Purchaser does not require (a) a consent, approval or authorization of a Third Party or a Governmental Authority, (b) a registration, declaration or other filing with a Governmental Authority (except for a filing with the Texas General Land Office for the Transfer of one Lease issued by the State of Texas), or
(c) the offer of the Assets to any Third Party pursuant to any preferential purchase right or right of first refusal. To Seller's Knowledge, there is no reason to believe that the MMS will not grant the Pending MMS Consents or the Post-Closing MMS Consents.

     5.10 LEASES. To Seller's Knowledge: (a) the Leases are in full force and effect, by operations approved by the MMS in accordance with 30 C.F.R. Section 250.13; (b) Seller has made available to Purchaser true and correct copies of the Leases, including any amendments thereto; (c) Seller has duly performed all of the material obligations under the Leases that are now or will prior to the Closing be required to be performed by Seller;
(d) Seller has not received any notice of default under the Leases, nor is any such notice pending; and (e) all rentals and royalties (including minimum royalties, shut-in or otherwise) required to be paid to perpetuate the Leases to the Execution Date have been timely and properly paid to the proper Persons and in the proper amounts.

     5.11 CONTRACTS. (a) To Seller's Knowledge: (i) the only Contracts are the LOV Program Agreement, the T3D Program Agreement, the T3D Partnership Agreement, the Seismic Licenses, and the contracts and agreements described on Exhibit 2.1(e)(v), and (ii) Seller has made available to Purchaser true and correct copies of the contracts and agreements described in the immediately-preceding clause, including any amendments thereto.

     (b) To Seller's Knowledge, the LOV Program Agreement, the T3D Program Agreement and the T3D Partnership Agreement are in full force and effect. Seller is not in breach or default of its obligations under such agreements. Seller has paid all amounts required to be paid by it under such agreements (including capital contributions to the T3D Partnership) to maintain its interest under such agreements and to participate in any current extensions thereof. The LOV Program has been validly extended until September 30, 1998, and the T3D Program has been validly extended until October 1, 1998. Seller owns the following interests, free and clear of any Encumbrances: a 27% program interest in the LOV Program; a 37% program interest in the T3D Program; and a 37% limited partner interest in the T3D Partnership.

     (c) To Seller's Knowledge, Seller has complied with all of its obligations under the Exchange Agreement, dated August 21, 1997, between Chevron U.S.A. Inc. and IP Petroleum.

     5.12 PROCEEDS OF PRODUCTION. To Seller's Knowledge: (a) all proceeds of production of Hydrocarbons from the Properties are currently being paid to the operator of such Properties, for Seller's account, without the furnishing of indemnity (other than customary warranties contained in division orders, transfer orders or production sales contracts); and (b) no material portion of such proceeds are being held in suspense.

     5.13 INVOICES. To Seller's Knowledge, Seller has paid all joint-interest billings and other invoices Attributable to the ownership or operation of the Properties, to the extent that such billings and invoices have been received by Seller and have become due and payable.

     5.14 GAS IMBALANCES. To Seller's Knowledge, Seller was materially in balance as of the Effective Date under gas balancing or similar arrangements affecting the Properties.

     5.15 GAS PREPAYMENTS. To Seller's Knowledge, Seller is not obligated, by virtue of a prepayment, take-or-pay, production payment or other arrangement, to deliver Hydrocarbons produced from the Properties on or after the Effective Date without receiving full payment for such production.

     5.16 ACCESS. Seller has afforded Purchaser access to all of the Records in Seller's possession.

     5.17 WELLS. To Seller's Knowledge: (a) all of the wells located on the Properties have been drilled and completed within the boundaries of the applicable Leases or within the limits otherwise permitted by contract, pooling or unitization agreement or applicable Law; (b) all drilling, completion, development, operation, plugging and abandonment of the wells located on the Properties have been conducted in material compliance with all applicable Laws; and (c) none of the wells is subject to reduced allowables or penalties because of any overproduction or any material violation of Laws, that would prevent such well from being entitled to its full allowable under applicable Law.

     5.18 PERMITS. To Seller's Knowledge: (a) either Seller or the current operator of the Properties has all Permits that it requires, or is required to have, to operate, own or lease the Assets; (b) such Permits are in full force and effect; (c) there exist no material violations of such Permits; (d) there are no Proceedings that are pending or threatened that may result in a civil or criminal penalty or the revocation, cancellation, suspension or adverse modification of such Permits; and (e) neither the terms and conditions relating to such Permits, nor the Laws pursuant to which the same were issued, require that any consent or approval of, or filing with or notice to, any Governmental Authority or other Person be made to assure the continued holding by Seller or such operator of such Permits after the Closing.

     5.19 ENVIRONMENTAL LAWS. To Seller's Knowledge, the Properties have been, and are being, operated in material compliance with all applicable Environmental Laws. Notwithstanding the foregoing, Seller makes no representation or warranty under this Section 5.19 (or under Sections 5.17 or 5.18, insofar as they relate to Environmental Laws or Permits issued under Environmental Laws) regarding West Cameron Blocks 171 and 172.

     5.20 INSURANCE. Seller has provided Purchaser with certificates of insurance reflecting the insurance presently maintained by Seller with respect to the Properties. Such insurance is in full force and effect, and Seller has paid all premiums that have become due thereunder.

     5.21 AFEs. To Seller's Knowledge, and except as set forth on Exhibit 5.21, there are no outstanding authorizations for expenditure that (a) require the drilling of wells or other material development operations to earn or to continue to hold all or any portion of the Properties or (b) obligate Seller to make payments of any material amounts in connection with the drilling of wells or other material capital expenditures affecting the Properties.

     5.22 CASUALTY. To Seller's Knowledge, no Casualty Event has occurred since the Effective Date.

     5.23 TITLE. Subject to Permitted Encumbrances: (a) Seller has not Transferred or Encumbered the Properties or the Platforms (other than the Platform on South Timbalier Block 211, which Platform is not owned by Seller); and (b) Seller shall defend title to the Properties and such Platforms against all claims and demands of all Persons whomsoever claiming title to the Properties and such Platforms, or any part thereof, by, through or under Seller, but not otherwise.

                            ARTICLE 6
           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Seller that:

     6.1 EXISTENCE. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and it is duly qualified to carry on its business in the states where the Assets are located.

     6.2 POWER. Purchaser has the corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser, and the transactions contemplated hereby, will not violate (a) any provision of the certificate of incorporation or bylaws of Purchaser, (b) any material agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or (c) any Permit, Order or Law applicable to Purchaser.

     6.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing all documents and instruments required hereunder to be executed and delivered by Purchaser will have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Purchaser enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

     6.4 BROKERS. Purchaser has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters provided for in this Agreement that will be the responsibility of Seller; and any such obligation or liability that might exist shall be the sole obligation of Purchaser.

     6.5 SECURITIES LAWS. Purchaser is an experienced and knowledgeable investor in the oil and gas business. Purchaser is not acquiring the Properties with a view to, or for offer of resale in connection with, a non-exempt distribution thereof within the meaning of the Securities Act of 1933, or a distribution thereof in violation of any applicable Securities Laws.

     6.6 FINANCIAL STATEMENTS. Purchaser has heretofore delivered to Seller copies of Purchaser's most recent audited financial statements. Such financial statements present fairly the financial position, results of operations and changes in financial position of Purchaser as of the dates, or for the periods, as applicable, indicated thereon, and such financial statements have been prepared in conformity with GAAP (except as otherwise noted therein). Since the date of such financial statements, there has been no material adverse change in the financial condition of Purchaser.

     6.7 BANKRUPTCY. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Purchaser's Knowledge, threatened against Purchaser.

     6.8 GOVERNMENTAL QUALIFICATION. Purchaser is qualified with the MMS to own interests in federal Hydrocarbon leases on the Outer Continental Shelf.


                            ARTICLE 7
                 PRE-CLOSING COVENANTS OF SELLER

     7.1 OPERATIONS. During the Interim Period, except as otherwise approved by Purchaser in writing (which approval shall not be unreasonably withheld), Seller (a) shall maintain the Assets in accordance with past practices (it being understood, however, that Seller is not the operator of the Assets), (b) shall not Transfer or Encumber any Assets

(other than as required under any Contracts), and (c) shall maintain in full force and effect the insurance described in
Section 5.20.

     7.2 ACCESS. During the Interim Period, Seller shall (a) provide Purchaser access during Seller's normal business hours (by appointment only) to the Assets (including the Records) that are in Seller's possession and the employees of Seller, and (b) use Commercially Reasonable Efforts to provide Purchaser access to the Properties (it being acknowledged by Purchaser that Seller is not the operator of the Properties) and any other Assets that are not in Seller's possession.

     7.3 NO SHOP. During the Interim Period, Seller shall not, directly or indirectly, initiate or participate in discussions with, or otherwise solicit from, any Person any proposals or offers relating to, or deliver information to any Person for purposes of evaluating, one or more transactions of the type contemplated hereby involving the Assets, except as may be contemplated by this Agreement or required by applicable Law.

     7.4 ESTIMATES OF CLOSING PAYMENTS. Seller shall prepare and deliver to Purchaser, at least five Business Days prior to the Closing Date, Seller's estimate of the payments described in Sections 11.2(j) and 11.2(k). The Parties shall negotiate in good faith and attempt to agree on such estimated amounts prior to the Closing. If any such estimated amounts are not agreed upon prior to the Closing, the payments described in such Sections shall be based on the arithmetic average of the Parties' respective proposed amounts, with appropriate adjustments and reconciling payments (if necessary) being made within 90 days following the Closing.

                            ARTICLE 8
               PRE-CLOSING COVENANTS OF PURCHASER

     8.1 CONFIDENTIALITY. The Parties hereby ratify their obligations under the Confidentiality Agreement.

     8.2 RETURN OF DATA. Purchaser agrees that if this Agreement is terminated for any reason whatsoever, Purchaser shall, at Seller's request, promptly return to Seller all information and data furnished by or on behalf of Seller to Purchaser or Purchaser's Affiliates in connection with this Agreement or Purchaser's investigation of the Assets, and Purchaser shall deliver to Seller or destroy all copies, extracts or excerpts of such information and data and all documents generated by Purchaser that contain any portion of such information or data.

     8.3 INDEMNITY REGARDING ACCESS. Purchaser shall Indemnify Seller and Seller's Affiliates from and against all Losses that are Attributable to the exercise by Purchaser or Purchaser's Affiliates of the access rights granted by Section 7.2, WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, WILLFUL MISCONDUCT OR OTHER FAULT OF SELLER OR SELLER'S AFFILIATES.

                            ARTICLE 9
                 SELLER'S CONDITIONS OF CLOSING

     Seller's obligation to consummate the transactions contemplated hereby is subject to the satisfaction or waiver of the following conditions on or before the scheduled date of the
Closing:

     9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Article 6 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     9.2 PERFORMANCE. Purchaser shall have performed in all material respects the obligations, covenants and agreements required hereunder to be performed by it at or prior to the Closing (including under Section 11.2).

     9.3  PROCEEDINGS.  No Proceeding by a Third Party or a
Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby.


                           ARTICLE 10
                PURCHASER'S CONDITIONS OF CLOSING

     Purchaser's obligation to consummate the transactions contemplated hereby is subject to the satisfaction or waiver of the following conditions on or before the scheduled date of the
Closing:

     10.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Article 5 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     10.2 PERFORMANCE. Seller shall have performed in all material respects the obligations, covenants and agreements required hereunder to be performed by it at or prior to the Closing (including under Section 11.2).

     10.3 PROCEEDINGS.  No Proceeding by a Third Party or a
Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby.

     10.4 CASUALTY EVENT. No Casualty Event shall have occurred during the Interim Period that materially and adversely affects the value of (a) a Property that is producing Hydrocarbons at the time such Casualty Event occurs, (b) any other material Property or (c) a Platform.

                           ARTICLE 11
                             CLOSING

     11.1 TIME AND PLACE OF CLOSING. Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated hereby (the "CLOSING") shall occur on February 17, 1998; provided, however, that if all of the conditions to the Closing set forth in Articles 9 and 10 have not been satisfied or waived by such scheduled date or any extended scheduled date for the Closing, the Party whose obligations are subject to the conditions that have not been satisfied or waived shall have the right to extend the scheduled date of the Closing for successive periods of up to seven days each until such conditions shall have been satisfied or waived; and provided further, that the Closing is subject to postponement pursuant to Section 4.5. The date the Closing actually occurs is referred to herein as the "CLOSING DATE." The Closing shall be held at Seller's offices located at 1001 Fannin, Suite 220, Houston, Texas, or at such other location as may be mutually agreed upon by Seller and Purchaser.

     11.2 CLOSING OBLIGATIONS. At the Closing, the following events shall occur:

          (a)  Seller and Purchaser shall execute and
     acknowledge, and Seller shall deliver to Purchaser, Assignment, Conveyance and Bill of Sales, which shall (i) be in form and substance acceptable to the Parties, (ii) contain a special warranty of title, and (iii) Transfer the Assets to Purchaser (collectively, the "ASSIGNMENT");

          (b)  Seller and Purchaser shall execute and
     acknowledge, and Seller shall deliver to Purchaser, transfer orders or letters in lieu thereof directing all Third
     Parties paying for production of Hydrocarbons from the Properties to make payment to Purchaser of proceeds attributable to such production on and after the Effective
     Date;

          (c) Seller shall, as soon as is reasonably possible after the Closing, deliver to Purchaser, at Seller's offices, the Records;

          (d) Seller shall deliver to Purchaser (i) an opinion of Vinson & Elkins L.L.P., counsel to Seller, as to customary corporate matters of Seller (including due incorporation, existence, authorization, execution and delivery), in form and substance acceptable to the Parties, it being agreed that such opinion may rely on an opinion of in-house counsel to Seller; and (ii) such other evidence of such corporate matters (including good-standing certificates, certified organizational documents and Board resolutions, and incumbency certificates) as Purchaser may reasonably request;

          (e) Seller shall deliver to Purchaser an opinion of Vinson & Elkins L.L.P., counsel to Seller, with respect to the due formation and existence of the T3D Partnership, in form and substance acceptable to the Parties;

          (f)  Purchaser shall make the payment described in
     Section 3.2(a);

          (g) Seller, Purchaser and Purchaser's Parent shall execute and acknowledge, and Purchaser and Purchaser's
     Parent shall deliver to Seller, the Loan Documents;

          (h) Purchaser shall deliver to Seller (i) an opinion of David Stetson, General Counsel of Purchaser, as to customary corporate matters of Purchaser (including due incorporation, existence, authorization, execution and delivery), in form and substance acceptable to the Parties, and (ii) such other evidence of such corporate matters (including good-standing certificates, certified organizational documents and Board resolutions, and incumbency certificates) as Seller may reasonably request;

          (i) Purchaser shall execute, acknowledge and deliver to Seller such instruments as Seller shall reasonably request to evidence Purchaser's assumption of the Assumed
     Obligations;

          (j) Purchaser shall pay to Seller the amount of all costs and expenses that (i) have actually been paid by Seller to Third Parties or Governmental Authorities prior to the Closing and (ii) are Attributable to the ownership or operation of the Assets for the period on and after the Effective Date; and

          (k) Seller shall pay to Purchaser the amount of all revenues that (A) have actually been received by Seller prior to the Closing and (B) are Attributable to the Assets for the period on and after the Effective Date.


                           ARTICLE 12
                     POST-CLOSING COVENANTS

     12.1 ALLOCATION OF REVENUES. Subject to the terms hereof and except to the extent same have already been taken into account as a payment under Section 11.2(k), (a) all revenues that are (i) received by either Party before or after the Closing and
(ii) Attributable to the Assets for the period prior to the Effective Date, shall be the sole property and entitlement of Seller, and, to the extent received by Purchaser, Purchaser shall fully disclose, account for and transmit same to Seller promptly; and (b) all revenues that are (i) received by either Party before or after the Closing and (ii) Attributable to the Assets for the period on and after the Effective Date shall be the sole property and entitlement of Purchaser and, to the extent received by Seller, Seller shall fully disclose, account for and transmit same to Purchaser promptly. All uncollected accounts receivable as of the Closing Date that are Attributable to the Assets on and after the Effective Date shall be Transferred to Purchaser, and all uncollected accounts receivable as of the Closing Date that are Attributable to the Assets prior to the Effective Date shall be retained by Seller.

     12.2 ALLOCATION OF EXPENSES.   Subject to the other terms of
this Agreement, and except to the extent costs and expenses have already been taken into account as a payment under Section 11.2(j), (a) all costs and expenses that are (i) to be paid to Third Parties or Governmental Authorities before or after the Closing and (ii) Attributable to ownership or operation of the Assets for the period prior to the Effective Date, shall be the sole obligation of Seller, and Seller shall promptly pay, or if paid by Purchaser, promptly reimburse Purchaser for same; and (b) all costs and expenses that are (i) to be paid to Third Parties or Governmental Authorities before or after the Closing and (ii) Attributable to ownership or operation of the Assets for the period on and after the Effective Date, shall be the sole obligation of Purchaser, and Purchaser shall promptly pay, or if paid by Seller, promptly reimburse Seller for same. Examples of such costs and expenses are capital expenditures, royalties, rentals and similar charges, amounts billed under applicable operating agreements and prepaid expenses.

     12.3 SALES TAXES. The Parties intend that the sale hereunder be exempt from any sales or use taxes, and the Purchase
Price does not include any such taxes. If the sale hereunder is found to be subject to any sales or use taxes, however, Purchaser shall be liable for such taxes.

     12.4 RECORDATION OF ASSIGNMENT.   Purchaser shall (a) record
the Assignment in the appropriate county and parish records, (b) file the Assignment with the MMS and any other appropriate Governmental Authorities, and (c) pay all recordation fees and filing fees in connection therewith. Within a reasonable period after the Closing, Purchaser shall furnish Seller with a schedule setting forth recording or filing information for each county, parish or other Governmental Authority in whose records the Assignment was recorded or filed.

     12.5 ACCESS TO EMPLOYEES. Seller and Purchaser each shall use Commercially Reasonable Efforts to afford the other access to
(a), in the case of Seller, employees of Seller who remain employees of Seller after the Closing and are familiar with the ownership and operation of the Assets and (b) in the case of Purchaser, employees of Purchaser that Seller shall reasonably request for its proper corporate purposes, including the defense of Proceedings. Such access may include interviews or attendance at depositions or legal proceedings; provided, however, that in any event all out-of-pocket expenses (including wages and salaries) reasonably incurred by either Party in connection with this Section 12.5 shall be paid or promptly reimbursed by the Party requesting such services.

     12.6 AUDIT. Seller acknowledges that, as a result of the transactions contemplated hereby, Purchaser will be required to file certain disclosure documents with the U.S. Securities and Exchange Commission and other Governmental Authorities. Seller agrees to submit to an audit of its financial statements as of, and for the fiscal years ended, December 31, 1996 and December 31, 1997 as they pertain to the Assets. Such audit shall be conducted by KPMG Peat Marwick LLP, or by such other independent accounting firm as may be mutually acceptable to Seller and Purchaser, and shall be conducted during Seller's normal business hours at Purchaser's sole expense. Seller agrees to cooperate with such firm to the extent reasonably necessary for such firm to perform the audit described above under GAAP for the purpose of rendering an opinion on Purchaser's and Purchaser's Parent's financial statements for such periods and for Purchaser and Purchaser's Parent to comply with regulatory reporting requirements; provided, however, that Seller shall not be required to make any additional representations or warranties to Purchaser, Purchaser's Parent or such firm in connection with such audit.

     12.7 FURTHER ASSURANCES.  After the Closing, Seller and
Purchaser shall take such further actions and execute, acknowledge and deliver such additional documents and instruments as may be necessary or useful in carrying out the transactions contemplated hereby.

     12.8 CONFIDENTIALITY. After the Closing and until the third anniversary thereof, Seller shall maintain as confidential, and shall not disclose or show to any Third Party, any Records or other confidential information regarding the Assets. This
Section 12.8 shall not apply to the extent that any particular information (a) becomes generally available to the oil and gas industry other than through the breach of the foregoing obligation, or (b) must be disclosed by Seller to comply with applicable Law, Orders or stock exchange requirements.

                           ARTICLE 13
                         INDEMNIFICATION

     13.1 ASSUMED OBLIGATIONS. If the Closing occurs, Purchaser shall be deemed to have assumed, and shall pay, perform or otherwise discharge, the following liabilities and obligations (collectively, the "ASSUMED OBLIGATIONS"), IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, WILLFUL MISCONDUCT OR OTHER FAULT OF SELLER OR SELLERS' AFFILIATES:

          (a) all liabilities and obligations that are Attributable to the ownership or operation of the Assets on and after the Effective Date, including such liabilities and obligations arising under (i) the Leases and Contracts, (ii) the Easements, Permits and Orders that are included in the Assets, and (iii) Laws (including Environmental Laws) applicable to the Assets; and

          (b) the following liabilities and obligations, regardless of whether they arise or accrue before, on or after the Effective Date, and regardless of whether they are Attributable to events occurring, or conditions existing, before, on or after the Effective Date: (i) all liabilities and obligations to properly plug and abandon all wells and remove all related facilities and equipment located on West Cameron Blocks 171 and 172, and to clean up and restore such Properties in accordance with applicable Laws, and (ii) all other liabilities and obligations arising under (or otherwise Attributable to) Environmental Laws with respect to West Cameron Blocks 171 and 172.

     13.2 INDEMNIFICATION.

     (a) SELLER'S INDEMNITIES. Seller shall Indemnify Purchaser and Purchaser's Affiliates from and against (i) all Losses that are Attributable to (A) any breach or falsity of Seller's representations or warranties in this Agreement or the special warranty of title in the Assignment or (B) any breach or non-performance by Seller of its covenants or agreements under this Agreement, and (ii) all Third Party Losses that are Attributable to the ownership or operation of the Assets prior to the Effective Date, including such Third Party Losses arising under
(A) the Leases and Contracts, (B) the Easements, Permits and Orders that are included in the Assets, and (C) Laws (including Environmental Laws) applicable to the Assets; IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, WILLFUL MISCONDUCT OR OTHER FAULT OF PURCHASER OR PURCHASER'S AFFILIATES; provided, however, that this Section 13.2(a) shall not apply to any Losses or Third Party Losses that are Attributable to the Assumed Obligations.

     (b) PURCHASER'S INDEMNITIES. Purchaser shall Indemnify Seller and Seller's Affiliates from and against (i) all Losses that are Attributable to (A) any breach or falsity of Purchaser's representations or warranties in this Agreement or (B) any breach or non-performance by Purchaser of its covenants or agreements under this Agreement, and (ii) all Third Party Losses that are Attributable to the Assumed Obligations; IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, WILLFUL MISCONDUCT OR OTHER FAULT OF SELLER OR SELLERS' AFFILIATES.

     (c)  EXCLUSIVITY; ASSERTION OF CLAIMS.  The Indemnities in
Section 13.2(a) shall constitute the sole and exclusive remedy of Purchaser and Purchaser's Affiliates for the matters described therein; and the Indemnities in Section 13.2(b) constitute the sole and exclusive remedy of Seller and Seller's Affiliates for the matters described therein, other than Purchaser's and Purchaser's Parent's obligations under the Loan Documents. All claims for Indemnification by any Person that is Indemnified under Section 13.2(a) or (b) must be asserted and resolved in accordance with the following provisions:

          (i) Any Person claiming Indemnification hereunder is referred to as the "INDEMNIFIED PERSON," and any Party from whom Indemnification is sought is referred to as the "INDEMNIFYING PARTY."

          (ii) If any Third Party Losses are asserted against or sought to be collected from an Indemnified Person, the Indemnified Person shall with reasonable promptness notify the Indemnifying Party of the Third Party Losses, specifying the nature of and specific basis for such Losses and the amount or the estimated amount thereof to the extent then feasible (the "CLAIM NOTICE"). The Indemnifying Party will have 30 days from the date the Claim Notice is delivered (the "NOTICE PERIOD") to notify the Indemnified Person
     (A) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Person with respect to such Third Party

     Losses and (B) whether or not it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Person against such Third Party Losses; provided, however, that any Indemnified Person is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party (and of which it has given notice and opportunity to comment to the Indemnifying Party) and that are not prejudicial to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Person within the Notice Period that it disputes its liability to the Indemnified Person with respect to such Third Party Losses, the amount of such Third Party Losses will be conclusively deemed a liability of the Indemnifying Party. If the Indemnifying Party notifies the Indemnified Person within the Notice Period that it desires to defend the Indemnified Person against such Third Party Losses and except as hereinafter provided, the Indemnifying Party will have the right to defend by all appropriate Proceedings, and with counsel of its own choosing. If the Indemnified Person desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.
     If requested by the Indemnifying Party, the Indemnified Person agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Losses that the Indemnifying Party elects to contest, or, if appropriate and related to the claim in question, in making any counterclaim against the Third Party or Governmental Authority asserting the Third Party Losses, or any cross-complaint against any Person. No claim may be settled or otherwise compromised without the prior consent of the Indemnifying Party.

          (iii) If any Indemnified Person has a claim for Losses against any Indemnifying Party hereunder that does not involve a Third Party Loss, the Indemnified Person must send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Person within the Notice Period that it disputes its liability to the Indemnified Person with respect to such Losses, the amount of such Losses will be conclusively deemed a liability of the Indemnifying Party.

     (d) EXCEPTIONS. The Indemnification obligations set forth in Sections 13.2(a) and (b) shall not apply to (i) a matter for which the Indemnified Person has received credit as an adjustment described in Section 3.1(a); (ii) either Party's costs and expenses with respect to the negotiation and consummation of this Agreement and the transactions contemplated hereby; or (iii) any Title Defect claims of Purchaser, which are governed exclusively by Sections 4.1 through 4.5 (but Section 13.2(a)(i)(A) shall apply to the special warranty of title in the Assignment).

     13.3 LIMITATIONS ON INDEMNIFICATION. The Parties' liabilities under this Article 13 shall be limited as follows:

          (a) THRESHOLDS AND DEDUCTIBLES. Seller shall have no liability under Section 13.2(a)(i) unless and until the aggregate amount paid by Seller thereunder shall exceed a threshold of $500,000. Purchaser shall have no liability under Section 13.2(b)(i) unless and until the aggregate amount paid by Purchaser thereunder shall exceed a threshold of $500,000. There shall be no similar limitations on Seller's and Purchaser's liability under Sections 13.2(a)(ii) and 13.2(b)(ii), respectively.

          (b) MAXIMUM LIABILITY. Seller's maximum aggregate liability under Section 13.2(a) shall not exceed $25,000,000, LESS the Title Defect Adjustment Amount. Purchaser's maximum aggregate liability under Section 13.2(b) shall not exceed $25,000,000, LESS the Title Increase Adjustment Amount.

          (c) SURVIVAL PERIODS. The Indemnities in Sections 13.2(a)(i) and 13.2(b)(i) shall survive until the first anniversary of the Closing; provided, however, that the Indemnities in Sections 13.2(a)(i)(B) and 13.2(b)(i)(B) with respect to covenants to be performed after the Closing shall survive until the first anniversary of the date on which each such covenant is to each be performed (or, if no date is specified, until the third anniversary of the Closing). Following the applicable date described in the immediately-preceding sentence, neither Party shall have any rights thereunder, except with respect to matters for which a Claim Notice has been delivered on or prior to such date. There shall be no similar limitations on the survival of the Indemnities in Sections 13.2(a)(ii) and 13.2(b)(ii), which shall survive for the applicable statute-of-limitations period.

          (d)  LOAN DOCUMENTS.  The limitations in this Section
     13.3 do not apply to Purchaser's and Purchaser's Parent's obligation under the Loan Documents.


                           ARTICLE 14
            INDEPENDENT INVESTIGATION AND DISCLAIMER

     14.1 INDEPENDENT INVESTIGATION AND DISCLAIMER. (a) Purchaser acknowledges that (i) it has had, and pursuant to this Agreement will have prior to the Closing, access to the Assets and the employees of Seller and the opportunity to inspect the Assets, and (ii) in making its decision to enter into this Agreement and consummate the transactions contemplated hereby, Purchaser has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Seller set forth in Article 5 and the special warranty of title to be made by Seller in the Assignment. Accordingly, Purchaser acknowledges that, except as expressly set forth herein, Seller has not made, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION),

(B) ANY INFRINGEMENT BY SELLER OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO PURCHASER BY OR ON BEHALF OF SELLER (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY PURCHASER THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS," WITH ALL FAULTS; provided, however, that (a) the foregoing disclaimer and negation of representations and warranties, (b) Purchaser's independent investigation of the Assets, (c) any failure on Purchaser's part to conduct such investigation, or (d) the occurrence of the Closing, shall not affect or impair the representations, warranties, covenants, Indemnities or other obligations of Seller under this Agreement or under the agreements to be executed by Seller at the Closing, including the special warranty of title to be made by Seller in the Assignment, Purchaser's Title Defect remedies and any other express rights of Purchaser hereunder or thereunder.

     (b) The Parties acknowledge that Articles 9 and 10 (as applicable) constitute the only conditions to each Party's obligation to consummate this transaction, and that no other event, matter or circumstance (including (i) Reserve Matters, (ii) the success or failure of wells, including wells that are drilled after the Effective Date, or (iii) Purchaser's failing to obtain financing with respect to all or any part of the Purchase Price) shall constitute such a condition.

     (c) Each Party hereby waives any rights it may have under applicable Law to rescind this transaction, including for failure of consideration, redhibitory vices, lesion beyond moiety or otherwise; provided, however, that the foregoing waiver shall not affect or impair Purchaser's rights under Section 4.6(c).

                           ARTICLE 15
                           TERMINATION

     15.1 RIGHT OF TERMINATION. This Agreement and the transactions contemplated hereby may be terminated:

          (a) by mutual consent of Seller and Purchaser, at any time at or prior to the Closing;

          (b)  by Seller, at its option, if the conditions in
     Article 9 have not been satisfied by the scheduled date of the Closing;

          (c)  by Purchaser, at its option, if the conditions in
     Article 10 have not been satisified by the scheduled date of the Closing; or

          (d) by either Seller or Purchaser, by notice to the other Party at any time on or after June 1, 1998, if the Closing shall not have occurred by such date.

provided, however, that a Party may not exercise any right of termination pursuant to Section 15.1(b), (c) or (d) if the event giving rise to such termination right shall be due to the breach by such Party of its obligations under this Agreement.

     15.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 15.1, this Agreement shall become void and of no further force or effect (except for the provisions of this Section 15.2; Sections 3.1(c), 3.1(d), 5.4 and 6.4; and Articles 8, 16 and 18; all of which shall survive such termination and continue in full force and effect); provided, however, that, if either Party is in breach of its obligations under this Agreement at the time this Agreement is so terminated, such defaulting Party shall continue to be liable to the other Party for damages in respect of such breach, and such liability shall not be affected by such termination.

                           ARTICLE 16
                           ARBITRATION

     16.1 DISPUTES. This Article 16 shall apply to any dispute arising under or otherwise Attributable to this Agreement or the transactions contemplated hereby (whether arising in contract, tort or otherwise, and whether arising at law or in equity), including (a) any dispute regarding the construction, interpretation, performance, validity or enforceability of any provision of this Agreement or whether any Person is in compliance with, or breach of, any provisions of this Agreement, and (b) the applicability of this Article 16 to a particular dispute (collectively, a "DISPUTE"). The provisions of this
Article 16 shall be the exclusive method of resolving Disputes.

     16.2 ARBITRATION. (a) If a Dispute arises, the Parties shall attempt to resolve it through negotiations. If the Parties are unable to resolve the Dispute within 20 days of the commencement of such negotiations, either Party may submit the Dispute to binding arbitration before a sole arbitrator (the "ARBITRATOR") pursuant to this Article 16 by notifying the other Party and designating a proposed Arbitrator. If the other Party objects to such proposed Arbitrator, it may, on or before the 10th day following delivery of such notice, notify the other Party of its objection. The Parties shall then attempt to agree upon a mutually-acceptable Arbitrator. If they are unable to do so within 10 days following delivery of the notice described in the immediately-preceding sentence, either Party may request the American Arbitration Association (or successor body) (the "AAA") to designate the Arbitrator. Each Party and each proposed Arbitrator shall disclose to the other Party any business, personal or other relationship or Affiliation that may exist between such Party and such proposed Arbitrator, and any Party may disapprove of such proposed Arbitrator on the basis of such relationship or Affiliation. If the Arbitrator so chosen shall die, resign or otherwise fail or become unable to serve as Arbitrator, a replacement Arbitrator shall be chosen in accordance with this Section 16.2.

     (b) The Arbitrator shall expeditiously (and, if possible, within 45 days after the Arbitrator's selection) hear and decide all matters concerning the Dispute. Any arbitration hearing shall be held in Houston, Texas. The arbitration shall be conducted in accordance with the then-current Commercial Arbitration Rules of the AAA (excluding rules governing the payment of arbitration, administrative or other fees or expenses to the Arbitrator or the
AAA), to the extent that such Rules do not conflict with the terms of this Agreement. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power
(i) to gather such materials, information, testimony and evidence as it deems relevant to the dispute before it (and each Party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction or to an attorney-client or other privilege) and (ii) to grant injunctive relief and enforce specific performance.

     (c) If it deems necessary, the Arbitrator may propose to the Parties that one or more other experts be retained to assist it in resolving the Dispute. The retention of such other experts shall require the consent of both Parties, which shall not be unreasonably withheld. Each Party, the Arbitrator and any proposed expert shall disclose to the other Party any business, personal or other relationship or affiliation that may exist between such Party (or the Arbitrator) and such proposed expert; and either Party may disapprove of such proposed expert on the basis of such relationship or affiliation.

     (d) The decision of the Arbitrator (which shall be rendered in writing) shall be final, nonappealable and binding upon the Parties and may be enforced in any court of competent jurisdiction. The responsibility for paying the costs and expenses of the arbitration, including compensation to the Arbitrator and any experts retained by the Arbitrator, shall be allocated between the Parties in a manner determined by the Arbitrator to be fair and reasonable under the circumstances. Each Party shall be responsible for the fees and expenses of its respective counsel, consultants and witnesses, unless the Arbitrator determines that compelling reasons exist for allocating all or a portion of such costs and expenses to one or more other Parties.

                           ARTICLE 17
                        PARENT GUARANTIES

     17.1 GUARANTY BY SELLER'S PARENT. Seller's Parent hereby guarantees the full and punctual payment and performance by Seller of each and every representation, warranty, covenant, Indemnity and other obligation of Seller under this Agreement and the agreements to be executed by Seller at the Closing, subject to any limitations on such representations, warranties, covenants, Indemnities and other obligations set forth hereunder or thereunder. Seller's Parent hereby agrees that it will indirectly benefit from the consummation of the transactions contemplated hereby (as a result of its ownership of Seller), and that such indirect benefit constitutes good and valuable consideration for this Section 17.1.

     17.2 GUARANTY BY PURCHASER'S PARENT. Purchaser's Parent hereby guarantees the full and punctual payment and performance by Purchaser of each and every representation, warranty, covenant, Indemnity and other obligation of Purchaser under this Agreement and the agreements to be executed by Purchaser at the Closing (including the Loan Documents), subject to any limitations on such representations, warranties, covenants, Indemnities and other obligations set forth hereunder or thereunder. Purchaser's Parent hereby agrees that it will indirectly benefit from the consummation of the transactions contemplated hereby (as a result of its ownership of Purchaser), and that such indirect benefit constitutes good and valuable consideration for this Section 17.2.

                           ARTICLE 18
                       GENERAL PROVISIONS

     18.1 GOVERNING LAW. This Agreement and all instruments executed in accordance with it shall be governed by and interpreted in accordance with the Laws of the State of Texas, without regard to conflict-of-law rules that would direct application of the Laws of another jurisdiction, except to the extent that it is mandatory that the Law of some other jurisdiction, wherein the Assets are located, shall apply.

     18.2 RULES OF CONSTRUCTION. In construing this Agreement, the following rules shall be used (unless the context clearly requires otherwise): (a) any references to a Law, Lease, Contract, Order or Permit refer to such Lease, Contract, Order or Permit as it has been amended, restated, modified or supplemented; (b) any references to "Articles" or "Sections" refer to Articles or Sections of this Agreement; (c) the titles of the Articles and Sections are for convenience only and shall not be used in construing this Agreement; (d) any references to "Exhibits" refer to the Exhibits attached hereto, each of which is made a part hereof for all purposes; (e) if there is any conflict or inconsistency between the text of this Agreement and any Exhibit, the text of this Agreement shall control; and (f) because both Parties have participated in the preparation and negotiation of this Agreement, the rule that ambiguities in agreements are to be construed against the party that prepared them is inapplicable.

     18.3 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including all Exhibits attached hereto and made a part hereof, together with the Confidentiality Agreement, constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions, including that certain letter agreement, dated January 9, 1998, between Seller and Purchaser. No amendment of this Agreement shall be binding unless executed in writing by both Parties.

     18.4 WAIVER. No waiver by a Party of any of the provisions of this Agreement (a) shall be binding on unless executed in writing by such Party, (b) shall be deemed or shall constitute a waiver by such Party of any other provisions hereof (whether or not similar), and (c) shall not constitute a continuing waiver by such Party.

     18.5 TRANSFERS. Except as expressly provided herein to the contrary, neither Party hereto shall Transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, and any such Transfer made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted

Transferees.  Seller agrees that the restrictions in this
Section 18.5 shall not, after the Closing, obligate Purchaser to obtain the written consent of Seller prior to any Transfer by Purchaser of its ownership interest in the Assets, and Purchaser agrees that any such Transfer shall not release Purchaser from any of its liabilities or obligations hereunder.

     18.6 NOTICES. Any notice, request, consent, approval, waiver or other communication provided or permitted to be given under this Agreement shall be in writing and shall be delivered in person or sent by U.S. mail, overnight courier or fax to the appropriate address set forth below. Any such communication shall be effective upon actual receipt; provided, however, that, in the case of delivery by fax after the normal business hours of the recipient, such communication shall be effective on the next Business Day following the transmission of such fax. For purposes of notice, the addresses of the parties shall be as follows:

     FOR SELLER:

          TECO Oil & Gas, Inc.
          702 North Franklin Street
          Tampa, Florida  33602
          Attn:     Roy K. Eustace
          Fax: (813) 228-4811

     WITH A COPY TO:

          TECO Oil & Gas, Inc.
          1001 Fannin, Suite 220
          Houston, Texas 77002
          Attn:     Joseph L. Pritchett, III
          Fax: (713) 659-7979

     FOR PURCHASER:

          American Resources Offshore, Inc.
          3850 North Causeway Blvd., Suite 1145
          Metairie, Louisiana  70002
          Attn:     William Gray
          Fax: (504) 831-1528

     WITH A COPY TO:

          American Resources of Delaware, Inc.
          160 Morgan Street
          P.O. Box 87
          Versailles, Kentucky  40383
          Attn:     David J. Stetson
          Fax: (606) 873-4689

Each Party shall have the right, upon giving 10 days' prior notice to the other Party in the manner provided in this Section
18.6, to change its address for purposes of notice.

     18.7 EXPENSES. Except as otherwise provided herein, each Party shall be solely responsible for all costs and expenses incurred by it in connection with the transactions contemplated hereby (including fees and expenses of its own counsel and consultants).

     18.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner with respect to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

     18.9 PUBLICITY. Seller and Purchaser shall consult with each other with regard to all publicity and other releases issued concerning this Agreement and the transactions contemplated hereby and, except as required by applicable Law or the stock exchange requirements, neither Party shall issue any such publicity or other release without the prior written consent of the other Party.

     18.10 SPECIFIC PERFORMANCE. Because of the unique nature of the Assets and the difficulty of calculating damages for breach of this Agreement, each Party shall have the right (pursuant to Section 16.2(b)) to enforce specific performance by the other Party of its obligations under this Agreement.

     18.11     CONSEQUENTIAL AND PUNITIVE DAMAGES.  THE PARTIES
(FOR THEMSELVES AND THEIR RESPECTIVE AFFILIATES) WAIVE ANY RIGHTS
TO CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES RESULTING FROM A
BREACH OF THIS AGREEMENT, INCLUDING LOSS OF PROFITS.

     18.12 NO THIRD-PARTY BENEFICIARY. Except as expressly provided herein, this Agreement is not intended to create, nor shall it be construed to create, any rights in any Third Party, under doctrines concerning third-party beneficiaries or otherwise.

     18.13 COUNTERPARTS. This Agreement may be executed in counterparts (including faxed counterparts). Each such counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the Execution Date.

                         SELLER
                              TECO OIL & GAS, INC.


                              By: /S/Royston K. Eustace
                                 --------------------------------
                                   Royston K. Eustace
                                   President

                         SELLER'S PARENT
                         (for the limited purposes of Section 17.1)
                              TECO ENERGY, INC.


                              By: /S/Royston K. Eustace
                                 --------------------------------
                                   Royston K. Eustace
                                   Vice President of Strategic
                                   Planning and Business Development


                         PURCHASER
                              AMERICAN RESOURCES OFFSHORE, INC.


                              By: /S/William Gray
                                 --------------------------------
                                   William Gray
                                   President

                         PURCHASER'S PARENT
                         (for the limited purposes of Section 17.2)
                                AMERICAN RESOURCES OF DELAWARE INC.

                              By: /S/Rick G. Avare
                                 --------------------------------
                                   Rick G. Avare
                                   Chief Executive Officer

                          Exhibit 10.90

                              NOTE


$18,500,000.00                                      March 5, 1998

     American Resources Offshore, Inc., a Delaware corporation (the "Borrower"), for value received, promises and agrees to pay
      --------
on or before October 1, 1998, to the order of TECO Oil & Gas, Inc. ("Lender") to Account Number 3750561605 at NationsBank of
       ------
Texas, N.A., in Dallas, Texas, ABA Routing Number 111000012 in United States Dollars the principal sum of Eighteen Million Five Hundred Thousand and No/100 Dollars ($18,500,000.00).

     All capitalized terms which are used but not defined in this Note shall have the same meanings as in the Agreement dated March 5, 1998, by and among American Resources of Delaware, Inc., as Guarantor, American Resources Offshore, Inc., as Borrower, Southern Gas Co. of Delaware, Inc., as Subsidiary Guarantor and TECO Oil & Gas, Inc., as Lender (such Agreement, together with all amendments or supplements thereto, being the "Credit
                                                  ------
Agreement").
---------

     In addition to the principal sum referred to in the first paragraph of this Note, the Borrower also agrees to pay interest on the principal sum until the payment in full of all Indebtedness hereunder. Interest on the principal sum shall accrue hereunder at the following rate per annum as is applicable for each of the following periods, but in no event to exceed the Highest Lawful Rate:

          Period                                  Rate
          ------                                  ----

          April 1, 1998 - June 30, 1998           10%
          July 1, 1998 - September 30, 1998       12%
          October 1, 1998 - December 31, 1998     14%
          January 1, 1999 - March 30, 1999        16%
          April 1, 1999 and thereafter            18%

     Accrued interest is due and payable quarterly on the first day of each January, April, July and October, commencing on October 1, 1998.

     All payments of interest shall be computed on the per annum basis of a year of 360 days and for the actual number of days (including the first day but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be.

     The Borrower may at its option prepay the principal amount of this Note outstanding at any time in whole or from time to time in part without premium or penalty, upon giving the holder of this Note at least one (1) Business Day's prior notice of the aggregate principal amount to be prepaid, and in the event of any such notice being given, the amount so notified shall be due and payable on the said day, together with accrued interest thereon to the date of prepayment.

     The Lender is hereby authorized to record all payments and prepayments hereunder on account of principal and interest on the schedule attached hereto and made a part hereof for all purposes and to provide continuations to such schedule as may be necessary. The failure of the Lender to record any such amounts shall not diminish or impair the Borrower's obligation to repay all principal advanced and to pay all interest accruing under this Note.

     Each payment and prepayment made by the Borrower under this Note shall be made by wire transfer in immediately available funds before 12:00 noon, Florida time on the date that such payment or prepayment is required to be made. Any payment or prepayment received and accepted by the Lender after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the Lender's next following Business Day.

     If the date for any payment or prepayment hereunder falls on a day which is not a Business Day, then for all purposes of this note the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

     This Note is not subject to set-off, reduction or counterclaim by ARI or the Borrower; and each of ARI and the Borrower covenant and agree that they shall not be entitled to set-off or apply any amount to which any of them may be entitled under the terms of the Purchase Agreement or otherwise, including any indemnity obligation of the Lender thereunder; it being the unequivocal intent of Guarantor and the Borrower that such amounts are separate and distinct, independent obligations.

     The Borrower and any and each co-borrower, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     If default is made in the payment of this Note (whether of principal, interest or other amounts) when due (regardless of how the maturity of this Note may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, the Borrower agrees and is also to pay to the owner and holder of this Note the reasonable attorneys' fees incurred by the holder in connection therewith.

     This Note is issued pursuant to and is entitled to the benefits of this Agreement. Reference is made to this Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein and for all other pertinent purposes.

     The rights and duties of the parties to this Note are subject to the Intercreditor Agreement. Any subsequent holder of this Note agrees by its acceptance hereof to be bound by the terms of the Intercreditor Agreement.

                              AMERICAN RESOURCES OFFSHORE, INC.


                              By: /S/David J. Stetson
                                 ------------------------------
                              Name: David J. Stetson
                              Title: Secretary

                            SCHEDULE
                               OF
               PAYMENTS OF PRINCIPAL AND INTEREST
               ----------------------------------

              Amount of                    Unpaid
              Principal      Amount of    Principal
              Paid or         Interest     Balance     Notation
  Date        Prepaid          Paid       of Loan      Made by
---------    ----------      ----------   ----------   ---------

--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
--------     ---------       ---------    ---------    ---------
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
                          Exhibit 10.91


                        WARRANT AGREEMENT


                             BETWEEN


              AMERICAN RESOURCES OF DELAWARE, INC.


                               AND


                      TECO OIL & GAS, INC.










                    Dated as of March 5, 1998

                        TABLE OF CONTENTS


1.   ISSUANCE OF WARRANT; FORM OF WARRANT. . . . . . . . . . . .1
     ------------------------------------

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. .2
     --------------------------------------------------------
     (a)  EXISTENCE. . . . . . . . . . . . . . . . . . . . . . .2
          ---------
     (b)  POWER AND AUTHORITY. . . . . . . . . . . . . . . . . .2
          -------------------
     (c)  RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK . .2
          --------------------------------------------------
     (d)  EXECUTION AND DELIVERY . . . . . . . . . . . . . . . .2
          ----------------------
     (e)  VALID AND BINDING OBLIGATIONS. . . . . . . . . . . . .2
          -----------------------------
     (f)  AUTHORIZATION AND CONSENTS . . . . . . . . . . . . . .3
          --------------------------
     (g)  NO MATERIAL MISSTATEMENTS. . . . . . . . . . . . . . .3
          -------------------------

3.   REGISTRATION. . . . . . . . . . . . . . . . . . . . . . . .3
     ------------

4.   EXCHANGE OF WARRANT CERTIFICATES. . . . . . . . . . . . . .3
     --------------------------------

5.   TRANSFER OF WARRANT . . . . . . . . . . . . . . . . . . . .3
     -------------------

6.   TERM OF WARRANT; CONDITIONS PRECEDENT TO EXERCISE;
     --------------------------------------------------
     EXERCISE OF WARRANT . . . . . . . . . . . . . . . . . . . .4
     -------------------

7.   COMPLIANCE WITH GOVERNMENT REGULATIONS. . . . . . . . . . .6
     --------------------------------------

8.   PAYMENT OF TAXES. . . . . . . . . . . . . . . . . . . . . .6
     ----------------

9.   MUTILATED OR MISSING WARRANT. . . . . . . . . . . . . . . .6
     ----------------------------

10.  RESERVATION OF WARRANT SHARES; PURCHASE AND
     -------------------------------------------
     CANCELLATION OF WARRANT . . . . . . . . . . . . . . . . . .6
     -----------------------

11.  ADJUSTMENT TO NUMBER OF WARRANT SHARES. . . . . . . . . . .7
     --------------------------------------
     11.1. PRESERVATION OF PURCHASE RIGHTS UPON MERGER,
           --------------------------------------------
           CONSOLIDATION, ETC. . . . . . . . . . . . . . . . . .7
           -------------------
     11.2. STATEMENT ON WARRANT. . . . . . . . . . . . . . . . .7
           --------------------
     11.3. COMPANY TO PREVENT DILUTION . . . . . . . . . . . . .7
           ---------------------------

12.  FRACTIONAL INTERESTS. . . . . . . . . . . . . . . . . . . .7
     --------------------

13.  REGISTRATION UNDER THE SECURITIES ACT OF 1933 . . . . . . .7
     ---------------------------------------------

14.  CERTIFICATE TO BEAR LEGENDS . . . . . . . . . . . . . . . .8
     ---------------------------

15.  REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . .9
     -------------------
     (a)   DEMAND REGISTRATION RIGHTS. . . . . . . . . . . . . .9
           --------------------------
     (b)   PIGGY-BACK REGISTRATION RIGHTS. . . . . . . . . . . 10
           ------------------------------
     (c)   OTHER MATTERS . . . . . . . . . . . . . . . . . . . 11
           -------------

     (d)   RESTRICTIONS ON PUBLIC SALE BY THE COMPANY
           ------------------------------------------
           AND THE WARRANT HOLDER. . . . . . . . . . . . . . . 11
           ----------------------
     (e)   RULE 144. . . . . . . . . . . . . . . . . . . . . . 12
           --------
     (f)   OTHER REGISTRATION RIGHTS . . . . . . . . . . . . . 12
           -------------------------

16.  BOARD SEATS . . . . . . . . . . . . . . . . . . . . . . . 12
     -----------

17.  NO RIGHTS AS STOCKHOLDERS; NOTICE TO WARRANT HOLDER . . . 12
     ---------------------------------------------------

18.  RIGHT TO INSPECTION . . . . . . . . . . . . . . . . . . . 13
     -------------------

19.  RIGHT TO INFORMATION. . . . . . . . . . . . . . . . . . . 13
     --------------------

20.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . 13
     -------

21.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . 14
     -------------

22.  AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . 14
     ----------

23.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS . . 14
     -----------------------------------------------------

24.  SUCCESSORS. . . . . . . . . . . . . . . . . . . . . . . . 14
     ----------

25.  MERGER OR CONSOLIDATION OF THE COMPANY. . . . . . . . . . 14
     --------------------------------------

26.  BENEFITS OF THIS WARRANT AGREEMENT. . . . . . . . . . . . 14
     ----------------------------------

27.  CAPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 14
     --------

28.  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . 14
     ------------

29.  DEFINED TERMS.. . . . . . . . . . . . . . . . . . . . . . 14
     -------------

     WARRANT AGREEMENT dated as of March 5, 1998, between
American Resources of Delaware, Inc., a Delaware corporation (the
"Company"), and TECO Oil & Gas, Inc., a Florida corporation
("TECO" and, together with any transferee of the Warrant or Warrant Shares, the "Warrant Holders").

     WHEREAS, TECO and the Company have entered into a certain
Credit Agreement and related Loan Documents (the "Credit
Agreement") dated March 5, 1998; and

     WHEREAS, capitalized terms that are used but not defined herein shall have the respective meanings given them in the Credit Agreement; and

     WHEREAS, the Company, as a condition precedent and to induce TECO to enter into the Credit Agreement, has agreed (a) to issue to TECO a common stock purchase warrant (the "Warrant") to purchase shares (the "Warrant Shares") representing up to 20% of the Company's common stock authorized and outstanding at the time of exercise of the Warrant, par value [$0.0001] per share (the "Common Stock"), entitling the holder thereof to purchase, upon the occurrence of the conditions precedent described in Section 6, certain percentages of the Company's then authorized and outstanding Common Stock, (b) to purchase an additional 600,000 shares of authorized and outstanding Common Stock upon the occurrence of the conditions precedent described in Section 6 (the "Additional ARI Shares), and (b) to permit TECO to appoint two members of the Board of Directors of the Company (the "Board") upon the occurrence of the condition precedent described in Section 16.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein and in the Agreement set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   ISSUANCE OF WARRANT; FORM OF WARRANT.  The Company
          ------------------------------------
will issue and deliver the Warrant to TECO, or to an affiliate thereof designated by TECO, on the Closing Date referred to in the Credit Agreement. One Warrant shall be issued and delivered. The text of the Warrant, the purchase form and the assignment form to be printed on the reverse thereof shall be substantially as set forth in Exhibit A attached hereto. The Warrant shall be executed on behalf of the Company by the signature of the present or any future Chairman of the Board, President, Treasurer or Vice President of the Company, under its corporate seal, affixed or in facsimile, attested by the signature of the present or future Secretary or an Assistant Secretary of the Company. A Warrant bearing the signature of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the delivery of such Warrant or did not hold such offices on the date of this Warrant Agreement.

     The Warrant shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

     The number of shares of Common Stock purchasable hereunder is subject to adjustment as hereinafter set forth.

     The demand and the piggy-back registration rights set forth in Section 15 hereof may be exercised at any time during the term of the Warrant.

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
          ------------------------------------------------
COMPANY.  The Company hereby represents, warrants and covenants
-------
as follows:

          (a)  EXISTENCE.  The Company is a corporation, duly
               ---------
     organized and validly existing under the laws of the State of Delaware and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b)  POWER AND AUTHORITY.  The Company has all
               -------------------
     requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant Agreement, to grant, issue and deliver the Warrant and to authorize and reserve for issuance and, upon payment from time to time of the Purchase Price, to issue and deliver the shares of Common Stock or other securities issuable upon exercise of the Warrant. This Warrant Agreement has been duly executed and delivered by the Company.

          (c)  RESERVATION, ISSUANCE AND DELIVERY OF COMMON
               --------------------------------------------
     STOCK.  There have been reserved for issuance, and the
     -----
     Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and such shares of Common Stock, when issued upon receipt of payment therefor in accordance with the terms of the Warrant and of this Warrant Agreement, will be legally and validly issued, fully paid and non-assessable and will be free of any preemptive rights of shareholders or any other restrictions.

          (d)  EXECUTION AND DELIVERY.  Neither the execution or
               ----------------------
     delivery of this Warrant Agreement nor the consummation of the transactions herein contemplated does or will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of any provision of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation or any court or Governmental Authority having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Authority is required for the issuance and sale of the Warrant or the consummation by the Company of the transactions contemplated by this Warrant Agreement or the Warrant.

          (e)  VALID AND BINDING OBLIGATIONS.  This Warrant
               -----------------------------
     Agreement, the Warrant and all related documents, when duly executed and delivered, will be legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing.

          (f)  AUTHORIZATION AND CONSENTS.  No authorization,
               --------------------------
     consent, approval, exemption, franchise, permit or license of, or filing with, any Governmental Authority or other Person is required to authorize, or is otherwise required in connection with, the valid execution and delivery by the Company of this Warrant Agreement, the Warrant and all related documents and the performance by the Company of its obligations hereunder or thereunder.

          (g)  NO MATERIAL MISSTATEMENTS.  No information,
               -------------------------
     statement, certificate, document, exhibit or report prepared by or at the direction or with the supervision of the Company and furnished to TECO in connection with the negotiation and preparation of this Warrant Agreement or of the Credit Agreement and all related documents contains any material misstatements of fact or omits to state a material fact necessary to make the statements contained therein not misleading as of the date made or deemed made.

     3.   REGISTRATION.  The Warrant shall be numbered and shall
          ------------
be registered on the books of the Company (the "Warrant
Register") when it is issued. The Warrant shall be registered initially in such name and such denomination as TECO has specified to the Company.

     4.   EXCHANGE OF WARRANT CERTIFICATES.  Subject to any
          --------------------------------
restriction upon transfer set forth in this Warrant Agreement, the Warrant certificate may be exchanged at the option of the Warrant Holder thereof for another certificate or certificates of different denominations entitling the Warrant Holder thereof to purchase, subject to the conditions precedent set forth herein, upon surrender to the Company or its duly authorized agent a like aggregate number of Warrant Shares as the certificate surrendered then entitles such Warrant Holder to purchase. If the Warrant Holder desires to exchange a Warrant certificate, it shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant certificate, as the case may be, as so requested. Any Warrant issued upon exchange, transfer or partial exercise of the Warrant shall be the valid obligation of the Company, evidencing the same generic rights and entitled to the same generic benefits under this Warrant Agreement as the Warrant surrendered for such exchange, transfer or exercise.

     5.   TRANSFER OF WARRANT.  Subject to the provisions of
          -------------------
Section 15 hereof, the Warrant shall be transferable only on the Warrant Register upon delivery to the Company of the Warrant certificate duly endorsed by the Warrant Holder or by his duly authorized attorney-in-fact or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney-in-fact, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant to the Person entitled thereto.

     6.   TERM OF WARRANT; CONDITIONS PRECEDENT TO EXERCISE;
          --------------------------------------------------
EXERCISE OF WARRANT.
-------------------

          (a) Subject to satisfaction of the conditions precedent set forth in Section 6(b), the Warrant entitles the Warrant Holder to purchase up to 20% of the then authorized and outstanding Common Stock of the Company plus an additional 600,000 shares of the authorized and outstanding Common Stock of the Company for a period beginning on October 1, 1998 and continuing until 90 days following April 1, 1999. If either the Company or the Borrower shall have paid in full all Indebtedness outstanding under the Credit Agreement and the Note on or prior to October 1, 1998, this Warrant Agreement and the Warrant shall, without any further action, be null and void and the obligations of the Company hereunder and thereunder shall terminate.

          (b) The rights of TECO under this Warrant Agreement and the Warrant are subject to the following conditions precedent:

               (i)  The right of TECO to purchase under the
     Warrant, and to exercise corollary rights under this Warrant Agreement with respect to, shares of Common Stock representing, as of the date of exercise, 10% of the then outstanding Common Stock of the Company and the Additional ARI Shares is subject to the condition precedent that neither the Company nor the Borrower shall have paid in full all Indebtedness outstanding under the Credit Agreement and the Note on or prior to October 1, 1998. From and after October 1, 1998, if neither the Company nor the Borrower shall have paid in full all Indebtedness then outstanding under the Credit Agreement and the Note, then the rights of TECO under this Warrant Agreement and the Warrant with respect to the Warrant Shares described in this paragraph
     (i) shall be vested, unconditional and irrevocable.

               (ii) The right of TECO to purchase under the Warrant, and to exercise corollary rights under this Warrant Agreement with respect to, shares of Common Stock representing, as of the date of exercise, an additional 5% of the then outstanding Common Stock of the Company is subject to the condition precedent that neither the Company nor the Borrower shall have paid in full all Indebtedness outstanding under the Credit Agreement and the Note on or prior to January 1, 1999. From and after January 1, 1999, if neither the Company nor the Borrower shall have paid in full all Indebtedness then outstanding under the Credit Agreement and the Note, then the rights of TECO under this Warrant Agreement and the Warrant with respect to the Warrant Shares described in this paragraph (ii) shall be vested, unconditional and irrevocable.

               (iii) The right of TECO to purchase under the Warrant, and to exercise corollary rights under this Warrant Agreement with respect to, shares of Common Stock representing, as of the date of exercise, an additional 5% of the then outstanding Common Stock of the Company is subject to the condition precedent that neither the Company nor the Borrower shall have paid in full all Indebtedness outstanding under the Credit Agreement and the Note on or prior to April 1, 1999. From and after April 1, 1999, if neither the Company nor the Borrower shall have paid in full all Indebtedness then outstanding under the Credit Agreement and the Note, then the rights of TECO under this Warrant Agreement and the Warrant with respect to the Warrant Shares described in this paragraph (iii) shall be vested, unconditional and irrevocable.

               (iv) For the avoidance of doubt, the effect of the foregoing will be to vest in TECO, upon satisfaction of the relevant condition precedent for each period, rights to purchase Warrant Shares under the Warrant and this Warrant Agreement which aggregate as follows:

     Date:           Then Outstanding Common Stock of the Company

     October 1, 1998          10% plus the Additional ARI Shares
     January 1, 1999          15% plus the Additional ARI Shares
     April 1, 1999            20% plus the Additional ARI Shares.

               (v) The number of shares of Common Stock of the Company issuable upon the exercise of the Warrant is subject to adjustment upon the occurrence of certain events pursuant to the provision of Section 11 of this Warrant Agreement.

          (c) For the purposes of assessing the number of Warrant Shares purchasable upon the occurrence of the conditions precedent set forth above, authorized and outstanding Common Stock of the Company shall include the Common Stock of the Company outstanding at any given time plus any options or rights to purchase Common Stock of the Company, but shall not include shares owned or held by or for the account of the Company or the Additional ARI Shares.

          (d) Subject to the provisions of this Warrant Agreement, the Warrant Holder shall have the right, which may be exercised as expressed in the Warrant, to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in the Warrant, upon surrender to the Company, or its duly authorized agent, of such Warrant, with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of a purchase price equal to $2.593 per share for the Additional ARI Shares (the "Additional Shares Exercise Price") and $0.0001 per share (individually, the "Exercise Price" and together with the Additional Shares Exercise Price, the "Purchase Price" ), for the any other shares in respect of which such Warrant is then exercised. The Warrant Holder shall pay the Purchase Price in cash, by certified or official bank check payable to the order of the Company.

     Upon such surrender of Warrant, and payment of the Purchase Price, with cash, by certified or official bank check payable to the order of the Company, the Company at its expense shall issue and cause to be delivered with all reasonable dispatch (but in any event within 5 business days) to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section 12 of this Warrant Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such shares as of the date of the surrender of the Warrant and payment of the Purchase Price. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Warrant Holder thereof, either in full or in part, from time to time during the term set forth in Section 6(a) (but not as to a fractional share of Common

Stock) and, in the event that any Warrant is exercised in respect of less than all of the shares purchasable on such exercise at any time, a new certificate evidencing the remaining Warrant will be issued.

     7.   COMPLIANCE WITH GOVERNMENT REGULATIONS.  The Company
          --------------------------------------
covenants that if any shares of Common Stock required to be reserved for purposes of exercise or conversion of the Warrant require, under any Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any Governmental Authority, or listing on any such national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be.

     8.   PAYMENT OF TAXES.  The Company will pay all documentary
          ----------------
stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrant and any securities issued pursuant to Section 11 hereof; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of the Warrant or certificates for Warrant Shares and any securities issued pursuant to Section 11 hereof in a name other than that of the Warrant Holder of such Warrant.

     9.   MUTILATED OR MISSING WARRANT.  In case the Warrant
          ----------------------------
shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

     10.  RESERVATION OF WARRANT SHARES; PURCHASE AND
          -------------------------------------------
CANCELLATION OF WARRANT.  The Company shall at all times reserve,
-----------------------
out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant and every transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until the expiration of the Warrant under Section 6(a) to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company will keep a copy of this Warrant Agreement on file with every transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply any transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be issuable as provided by Section 12 of this Warrant Agreement. The Company will furnish to the Transfer Agent and any such subsequent transfer agent a copy of all notices of adjustments, and certificates related thereto, transmitted to the Warrant Holder. If the Warrant is surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrant shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrant (subject to adjustment as herein provided).

     11.  ADJUSTMENT TO NUMBER OF WARRANT SHARES.  The number of
          --------------------------------------
Warrant Shares purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time and such adjustments will be subject to the following provisions:

          11.1. PRESERVATION OF PURCHASE RIGHTS UPON MERGER,
                --------------------------------------------
CONSOLIDATION, ETC.  In case of any consolidation of the Company
------------------
with or merger of the Company into another Person or in case of any sale, transfer or lease to another Person of all of or substantially all the assets of the Company, the Company or such successor or purchaser, as the case may be, shall execute with the Warrant Holder an agreement that the Warrant Holder shall have the right thereafter upon payment of the Purchase Price to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which the Warrant Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action regardless of whether the Warrant is exercisable at the time of such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The provisions of this Section 11.1 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

          11.2. STATEMENT ON WARRANT.  Even though the Warrant
                --------------------
heretofore or hereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant to this Warrant Agreement; the parties understand and agree that such Warrant will represent rights consistent with any adjustments in the number or kind of shares purchasable upon the exercise of the Warrant.

          11.3. COMPANY TO PREVENT DILUTION.  If any event or
                ---------------------------
condition occurs as to which the provisions of this Agreement would not fairly protect the exercise or purchase rights of this Warrant Agreement or the Warrant in accordance with the essential intent and principles of such provisions, or which might materially and adversely affect the exercise or purchase rights of the Warrant Holder under any provision of the Warrant, then the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustment necessary with respect to the number of Warrant Shares or types of securities purchasable hereunder so as to preserve without dilution the rights of the Warrant Holder.

     12.  FRACTIONAL INTERESTS.  The Company shall not be
          --------------------
required to issue fractional Warrant Shares on the exercise of the Warrant. If any calculation would result in the issuance of a fractional share, the Company shall, in lieu of issuing a fractional share, pay to TECO cash for such fractional share at a price equal to the closing price for the Common Stock of the Company on the date of exercise of the Warrant.

     13.  REGISTRATION UNDER THE SECURITIES ACT OF 1933.  TECO
          ---------------------------------------------
represents and warrants to the Company that (a) it will not dispose of the Warrant or Warrant Shares except pursuant to (i) an effective registration statement or (ii) an applicable exemption from registration under the Securities Act of 1933 (the "Act"), and (b) it is acquiring the Warrant and Warrant Shares for its own account for investment and not with a view to the distribution or resale thereof. In connection with any sale by TECO pursuant to clause (ii) of the preceding sentence, it shall furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exemption from registration is available in connection with such sale.

     14.  CERTIFICATE TO BEAR LEGENDS.  The Warrant shall be
          ---------------------------
subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend by which the Warrant Holder shall be bound:

          "THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT OR
          (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

     The Warrant Shares or other securities issued upon exercise of the Warrant shall, unless issued pursuant to an effective registration statement, be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear the following legend by which the Warrant Holder thereof shall be bound:

          "THE SHARES OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE
          (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel satisfactory to the Company, the securities represented thereby need no longer be subject to the restrictions contained herein. The provisions of this Section 14 shall be binding upon all subsequent holders of certificates bearing the above legend and shall also be applicable to all subsequent holders of the Warrant.

     15.  REGISTRATION RIGHTS.
          -------------------

          (a)  DEMAND REGISTRATION RIGHTS.  The Company
               --------------------------
     covenants and agrees with TECO and any subsequent holders of the Warrant and/or Warrant Shares that within forty-five
     (45) days after receipt of a written request from the Warrant Holder and/or the holder of 60% of the Warrant Shares issued pursuant to this Warrant Agreement (the "Initiating Holders"), the Company shall file a registration statement (and thereafter use its best efforts to cause such registration statement to become effective under the Act) with respect to the offering and sale or other disposition of the Warrant and/or any number of the Warrant Shares (including any securities received by the Warrant Holder pursuant to Section 11 hereof) (all such securities, together with the Piggy Back Securities, when the context requires, the "Registrable Securities"). The Company shall continuously maintain the effectiveness of such registration statement for the lesser of (i) 180 days after the effective date of the registration statement or (ii) the consummation of the distribution by the holders of the Registrable Securities covered by such registration statement (the "Termination Date"); provided, however, that if at the
                          --------  -------
     Termination Date, the securities offered are covered by a registration statement which also covers other securities and which is required to remain in effect beyond the Termination Date, the Company shall maintain in effect such registration statement as it relates to the Registrable Securities for so long as such registration statement (or any subsequent registration statement) remains or is required to remain in effect for any of such other securities. Except with respect to requests to register on Form S-3 (or any successor or similar short-form registration statement ("Short-form Registration")), the Company shall not be required to comply with more than three requests for registration pursuant to this Section 15(a). The Company shall be required to comply with an unlimited number of Short-form Registrations. All expenses of such registration shall be borne by the Company, except that underwriting commissions and expenses attributable to the Registrable Securities will be borne by the Warrant Holder or holders of Warrant Shares requesting that such securities be offered.

     If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 15(a). The right of any other holder to registration pursuant to this Section 15(a) shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such holder with respect to such participation and inclusion) to the extent provided herein. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds. If other holders of registration rights request inclusion in any registration statement pursuant to this Section 15(a), such holders may be included in the underwriting conditioned on their acceptance of the further applicable provisions of this
Section 15(a). The Company shall (together with other holders proposed to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. If the representative advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then securities held by holders other than the Initiating Holders shall be excluded from such registration to the extent so required by such limitation.

          (b)  PIGGY-BACK REGISTRATION RIGHTS.  The Company
               ------------------------------
covenants and agrees with TECO and any subsequent holders of the Warrant and/or Warrant Shares that, in the event the Company proposes to file a registration statement under the Act with respect to the firm commitment offering of Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register securities so requested to be included), the Company shall in each case give written notice of such proposed filing to (i) the holders of the Warrant Shares and (ii) the Warrant

Holder, in each case at least 30 days before the earlier of the anticipated or the actual effective date of the registration statement and at least ten days before the initial filing of such registration statement and such notice shall offer to such Warrant Holder the opportunity to include in such registration statement the Warrant and/or Warrant Shares (and any securities received by the Warrant Holder pursuant to Section 11 hereof) (the "Piggy-back Securities" as they may request. If the Warrant Holder desires inclusion of Piggy-back Securities in such registration statement, it shall so inform the Company by written notice, given within 10 days of the giving of such notice by the Company in accordance with the provisions of Section 20 hereof. The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the holders of Piggy-back Securities requested to be included in the registration to include such securities in the proposed offering on the same terms and conditions as applicable to securities of the Company, if any, included therein for the account of any Person other than the Company and the Warrant Holder and/or the holder Warrant Shares. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of securities by holders thereof, including all or a portion of the Piggy-back Securities, requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then the holders of such Warrant and/or Warrant Shares shall delay their offering and sale of Piggy-back Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 120 days, as the managing underwriter shall request, provided that if any other securities are included in such registration statement for the account of any Person other than the Company and the holders of Warrant and/or Warrant Shares, then such securities, including the Warrant and/or Warrant Shares, so included shall be apportioned among holders who wish to be included therein pro rata according to amounts so requested to be included by each such Person. No such delay shall in any event impair any right granted hereunder to make subsequent requests for inclusion pursuant to the terms of this Section 15(b). The Company shall continuously maintain in effect any registration statement with respect to which the Piggy-back Securities have been requested to be included (and so included) for a period of not less than (i) 180 days after the effectiveness of such registration statement or (ii) the consummation of the distribution by the Warrant Holder or the holder of the Piggy-back Securities ("Piggy-back Termination Date"); provided, however, that if at the Piggy-back
                    --------  -------
Termination Date, the Piggy-back Securities are covered by a registration statement which is, or is required to remain, in effect beyond the Piggy-back Termination Date, then the Company shall maintain in effect the registration statement as it relates to the Piggy-back Securities for so long as such registration statement remains or is required to remain in effect for any of such other securities. All expenses of such registration shall be borne by the Company, except that underwriting commissions and expenses attributable to the Piggy-back Securities and fees and distributions of counsel (if any) to the Warrant Holder or holder of Warrant shares requesting that the Piggy-back Securities be offered will be borne by such Warrant Holder.

          (c)  OTHER MATTERS.  In connection with the
               -------------
registration of Registrable Securities in accordance with Paragraph (a) or (b) above, the Company agrees to:

               (i) use its best efforts to register or qualify the Registrable Securities for offer or sale under state securities or Blue Sky laws of such jurisdictions in which the holders of such Warrant and/or Warrant Shares shall designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject, and use its best efforts to do any and all other acts and things which may be necessary or advisable to enable the Warrant Holder to consummate the sale, transfer or other disposition of such securities in any jurisdiction;

               (ii) enter into indemnity and contribution agreements, each in customary form, with each underwriter, if any, and each holder of Registrable Securities included in such registration statement; and, if requested, enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses, and customary closing conditions including, but not limited to, opinions of counsel, accountants' cold comfort letters and petroleum engineers' reports, with any underwriter who participates in the offering of Registrable Securities;

               (iii) pay all expenses in connection with the registration of the Warrant and/or Warrant Shares under the Act and compliance with the provisions of clause (i) above, except to the extent otherwise provided in Sections 15(a) and 15(b); and

               (iv) list the Warrant Shares on each securities exchange on which the Common Stock is listed.

     In connection with the registration of Registrable Securities in accordance with Paragraph (b) above, the Warrant Holder agrees to enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses (not otherwise inconsistent with this Warrant Agreement), and customary closing conditions, with any underwriter who participates in the offering of Registrable Securities.

          (d)  RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND THE
               --------------------------------------------------
WARRANT HOLDER.  The Company agrees (i) not to effect any public
--------------
sale or distribution of any securities similar to the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities)during the 15-day period prior to, and during the 60-day period beginning on the effective date of any registration statement under which the Registrable Securities are registered in accordance with Section 15(a) (other than as part of such registration).

          (e)  RULE 144.  With a view to making available to the
               --------
Warrant Holder the benefits of certain rules of the Securities and Exchange Commission (the "Commission") that may permit the sale of Registrable Securities to the public without registration, the Company hereby covenants and agrees to use its best efforts to: (i) file in a timely manner all reports and other documents required to be filed by it under the Act and the Securities Exchange Act of 1934 and the rules and regulations adopted by the Commission thereunder necessary to permit sales under Rule 144 under the Act, and the Company will take such further action to the extent required from time to time to enable the Warrant Holder to sell Registrable Securities (whether or not any such securities have been the subject of a demand or piggy-back request under Section 15 hereof) without registration under the Act within the limitation of the exemptions provided by
(a) Rule 144 under the Act, as such Rule may be amended from time to time, or

(b) any similar rule or regulation hereafter adopted by the Commission and (ii) promptly furnish the Warrant Holder a copy of all such reports and documents. Upon the request of a Warrant Holder, the Company will deliver to such Warrant Holder a written statement as to whether it has complied with such requirements.

          (f)  OTHER REGISTRATION RIGHTS.  The Company hereby
               -------------------------
agrees that it shall not issue any additional registration rights with respect to shares of its Common Stock, warrants to purchase its Common Stock or securities convertible into its Common Stock, which are inconsistent with the provisions of this Agreement.

     16.  BOARD SEATS.  If the Indebtedness is not paid in full
          -----------
to the TECO on or before the Final Maturity Date, then until the Indebtedness is paid in full, the number of directors on the board of directors of the Company shall be increased by two (2), and TECO shall be entitled to appoint two (2) directors (the ATECO Designees@) to the Board of Directors of the Company to fill such new board positions thereby created. Until the Indebtedness is paid in full, the Company shall take all actions in its control to maintain the TECO Designees as directors of the Company, including (a) not removing the TECO Designees as directors, and (b) in connection with any election of directors, nominating the TECO Designees for re-election and recommending such re-election.

     17.  NO RIGHTS AS STOCKHOLDERS; NOTICE TO WARRANT HOLDER.
          ---------------------------------------------------
Except as set forth in Section 16, nothing contained in this Warrant Agreement or the Warrant shall be construed as conferring upon the Warrant Holder or its transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company prior to such time as the Warrant shall have been exercised. If at any time prior to the expiration of the Warrant and prior to their exercise, any of the following events shall occur:

          (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

          (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe to or purchase any thereof; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Warrant Holder as provided in Section 20 hereof, such giving of notice and publication to be completed at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

     18.  RIGHT TO INSPECTION.  The Company will permit the
          -------------------
Warrant Holder to inspect its properties, its books and records, and will promptly respond to and discuss with such Warrant Holder inquiries regarding the management, business and affairs of the Company.

     19.  RIGHT TO INFORMATION.  The Company, in accordance with
          --------------------
Section 15 above, will provide to the Warrant Holder and to all holders of Warrant Shares, on a timely basis, copies of all documents and reports, filed with the Commission; and additionally will provide such additional financial or other information concerning the assets, liabilities, operations and transactions of the Company as the Warrant Holder may from time to time reasonably request; provided that such information is available to shareholders generally.

     20.  NOTICES.  Any notice pursuant to this Warrant Agreement
          -------
to be given or made by the Warrant Holder or holder of Warrant
Shares to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

               American Resources of Delaware, Inc.
               Attention: David J. Stetson
               160 Morgan Street
               P.O. Box 87
               Versailles, Kentucky  40383
               Telephone:  (606) 873-5455
               Fax:        (606) 873-4689

Notices or demands authorized by this Warrant Agreement to be given or made to or on the Warrant Holder or any holder of Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Warrant Agreement) if sent by registered mail, return receipt requested, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant Register or the Common Stock Register, as the case may be.

     21.  GOVERNING LAW.  THIS WARRANT AGREEMENT, THE WARRANT AND
          -------------
ALL RELATED DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER
AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO
PRINCIPLES OF CONFLICTS OF LAW.

     22.  AMENDMENTS.  This Warrant Agreement may not be amended
          ----------
except by a written instrument executed by the Company and the Warrant Holder.

     23.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.
          -----------------------------------------------------
All representations and warranties of the Company and all covenants and agreements made herein shall survive the execution and delivery of this Warrant Agreement and the Warrant and shall remain in force and effect until this Warrant Agreement has expired under Section 6(a).

     24.  SUCCESSORS.  All representations and warranties of the
          ----------
Company and all covenants and agreements of this Warrant
Agreement and the Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

     25.  MERGER OR CONSOLIDATION OF THE COMPANY.  So long as
          --------------------------------------
this Warrant Agreement remains in effect, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other Person unless the successor or purchaser, as the case may be (if not the Company), shall expressly assume, by supplemental agreement executed and delivered to the Warrant Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant Agreement and the Warrant to be performed and observed by the Company.

     26.  BENEFITS OF THIS WARRANT AGREEMENT.  Nothing in this
          ----------------------------------
Warrant Agreement shall be construed to give to any Person other than the Company and the Warrant Holder, any legal or equitable right, remedy or claim under this Warrant Agreement, but this Warrant Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Warrant and Warrant Shares.

     27.  CAPTIONS.  The captions of the sections and subsections
          --------
of this Warrant Agreement have been inserted for convenience and shall have no substantive effect.

     28.  COUNTERPARTS.  This Warrant Agreement may be executed
          ------------
in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

     29.  DEFINED TERMS.   Capitalized terms used herein but not
          -------------
defined shall have the meanings attached to such terms in the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed on the day, month and year first above written.

                              AMERICAN RESOURCES OF DELAWARE,
                              INC., A DELAWARE CORPORATION



                              By:  /S/David J. Stetson
                                 --------------------------------
                                   Name: David J. Stetson
                                   Title: General Counsel
(CORPORATE SEAL)

Attest:

/S/Karen M. Underwood
------------------------------
Name:   Karen M. Underwood
Title:  Corporate Secretary

                              TECO OIL & GAS, INC., A FLORIDA
                              CORPORATION



                              By:  /S/Joseph L. Pritchett, III
                                 --------------------------------
                                   Name: Joseph L. Pritchett, III
                                   Title: Vice President

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

THE TRANSFER OR EXCHANGE OF THE WARRANT AND COMMON STOCK
UNDERLYING SUCH WARRANT REPRESENTED BY THIS CERTIFICATE IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO
HEREIN.

     No.1 Warrant                              Warrant

                VOID AFTER 5:00 P.M. FLORIDA TIME
                         ON July 1, 1999
              AMERICAN RESOURCES OF DELAWARE, INC.
                       WARRANT CERTIFICATE


     THIS CERTIFIES THAT for value received TECO Oil and Gas, Inc., the registered holder hereof or registered assigns (the "Warrant Holder"), is the owner of the Warrant set forth above, which entitles the owner thereof to purchase certain percentages of the authorized and outstanding shares of the Common Stock as set forth in the Warrant Agreement, par value $0.0001 per share (the "Common Stock"), of American Resources of Delaware, Inc. a Delaware corporation (the "Company"), at the purchase price of $0.0001 per share (the "Exercise Price"), and an additional 600,000 shares of authorized and outstanding shares of Common Stock of American Resources of Delaware, Inc. a Delaware corporation, at the purchase price of $2.67 (the "Additional ARI Shares" and together with the Exercise Price, the "Purchase Price"), subject to adjustment as described in the Warrant Agreement referred to below on such dates and in such amounts as described in the Warrant Agreement. The Warrant Holder may pay the Purchase Price in cash, or by certified or official bank check.

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated March 5, 1998 (the "Warrant Agreement") between the Company and TECO Oil & Gas, Inc., which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Warrant Holder. Copies of the Warrant Agreement are on file at the principal office of the Company.

     The Warrant Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Warrant Holder hereof as the owner for all purposes.

     The Warrant Certificate, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate of like tenor and date evidencing a Warrant entitling the Warrant Holder to purchase a like aggregate number of shares of Common Stock as the Warrant evidenced by the Warrant Certificate surrendered entitled to such Warrant Holder to purchase. If this Warrant Certificate shall be exercised in part, the Warrant Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate evidencing the portion of the Warrant not exercised.

     No fractional shares of Common Stock will be issued upon the exercise of the Warrant evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

     Neither the Warrant nor the Warrant Certificate entitles the Warrant Holder hereof to any of the rights of a stockholder of the Company except as set forth in the Warrant Agreement.

     THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, AND, WITH RESPECT TO USURY, THE LAWS OF ANY OTHER JURISDICTION WHOSE LAWS MAY BE APPLICABLE PURSUANT TO THE PROVISIONS OF TITLE 12, SECTION 85 OF THE UNITED STATES CODE.

     IN WITNESS WHEREOF, American Resources of Delaware, Inc. has caused the signature of its Vice President and Secretary to be printed hereon and its corporate seal to be printed hereon.

                              AMERICAN RESOURCES OF DELAWARE,
                              INC., A DELAWARE CORPORATION



                              By: /s/ David J. Stetson
                                 --------------------------------
                                   Name: David J. Stetson
                                   Title: General Counsel





ATTEST:


/s/ Karen M. Underwood
------------------------------
Name:  Karen M. Underwood
Title:  Corporate Secretary

                           ASSIGNMENT
  (To be executed only upon assignment of Warrant Certificate)


     For value received,              hereby sells, assigns and
                         ------------
transfers unto              the within Warrant Certificate,
               ------------
together with all right, title and interest therein, and does
hereby irrevocably constitute and appoint             , attorney,
                                          ------------
to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


Dated:               , 19
       --------------    ---






                              -----------------------------------
                              NOTE:  The above signature should
                              correspond exactly with the name on
                              the face of this Warrant
                              Certificate.

                          PURCHASE FORM

     (To be executed upon exercise of Warrant).  To American
Resources of Delaware, Inc.:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant Certificate for, and
to purchase thereunder,       shares of Common Stock, as provided
                        -----
for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check
in the amount of $          .
                  ----------

     Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:


                              Name:
                                    -----------------------------
                                   (Please Print Name, Address
                                   and Social Security No.)


                              Signature:
                                         ------------------------


                              NOTE:  The above signature should
                              correspond exactly with the name on
                              the face of this Warrant
                              Certificate or with the name of
                              assignee appearing in the
                              assignment form below.


And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.



Dated:                , 19         Signature:
       ---------------    ---                --------------------


                                   ------------------------------
                                   Please Print Name